UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02781

Templeton Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 8/31/19

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended August 31, 2019, the global economy expanded despite some regional weakness. Upbeat economic data, healthy corporate earnings and hopes for a U.S.-China trade deal helped global markets, as did the U.S. Federal Reserve’s (Fed’s) patient stance and rate cut in July 2019. However, global stocks reflected concerns about the Fed’s prior interest-rate hikes and unwinding of the European Central Bank’s stimulus program, and other concerns included U.S. and European Union political uncertainties and unresolved U.S.-China trade issues. In this environment, stocks in global developed and emerging markets excluding the U.S. had modest negative returns, as measured by the MSCI All Country World Index ex USA Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long- term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Foreign Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Funds

This letter reflects our analysis and opinions as of August 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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ANNUAL REPORT

Templeton Foreign Fund

This annual report for Templeton Foreign Fund covers the fiscal year ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in “foreign securities.” These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund’s Class A shares posted a -11.73% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock performance in global developed and emerging markets excluding the U.S., posted a -2.78% total return.1 For the 10-year period ended August 31, 2019, the Fund’s Class A shares posted a +39.49% cumulative total return, compared with the MSCI ACWI ex USA Index’s +65.85% cumulative total return for the same period.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months ended August 31, 2019, despite weakness in certain regions. Global stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. The

Geographic Composition

Based on Total Net Assets as of 8/31/19

U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in early 2019, July rate cut and indications it will act appropriately to sustain U.S. economic expansion and achieve its inflation objective aided market sentiment.

However, markets reflected concerns about the Fed’s interest-rate hikes and the European Central Bank’s (ECB’s) unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI ACWI, posted a +0.28% total return for the 12-month period.1

The U.S. economy grew during the period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, housing investment and business investment. The unemployment rate decreased slightly from 3.8% in August 2018 to 3.7% at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.7% at period-end.2

1. Source: Morningstar. As of 8/31/19, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +3.38%, compared with the MSCI ACWI ex USA Index’s 10-year average annual total return of +5.19%.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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The Fed raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth moderated in 2018’s fourth quarter and accelerated in 2019’s first quarter, but contracted in the second quarter as Brexit uncertainties weighed on business sentiment. The Bank of England kept its key policy rate unchanged during the period and lowered its 2019 and 2020 U.K. economic growth forecasts. The eurozone’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, before moderating in the second quarter. The bloc’s annual inflation rate decreased during the period. The ECB concluded its bond purchase program at the end of 2018 and kept its benchmark interest rate unchanged. After providing details of its new stimulus in June 2019, the ECB signaled in July the potential for a rate cut and additional stimulus to support economic expansion.

In Asia, Japan’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, but moderated in the second quarter. The Bank of Japan (BOJ) left its benchmark interest rate unchanged and continued its stimulus measures during the period. In July 2019, the BOJ expressed its openness to increase stimulus in an effort to sustain economic growth and achieve its inflation goal.

In larger emerging markets, Brazil’s quarterly GDP growth slowed in 2018’s fourth quarter, contracted in 2019’s first quarter and accelerated in the second quarter. The Central Bank of Brazil lowered its benchmark interest rate in July 2019. Russia’s annual GDP growth accelerated in 2018’s fourth quarter, moderated in 2019’s first quarter and reaccelerated in the second quarter. The Bank of Russia cut its key interest rate twice toward period-end after increasing it twice earlier in the period. China’s annual GDP growth rate moderated in 2018’s fourth quarter, held steady in 2019’s first quarter and moderated again in the second quarter. The People’s Bank of China implemented an interest-rate reform in August, designating the loan prime rate as the new benchmark for household and business loans, effectively lowering interest rates. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -3.99% total return during the 12-month period.1

Top 10 Sectors/Industries

8/31/19

% of Total Net Assets

Banks	17.3%

Oil, Gas & Consumable Fuels	12.2%

Pharmaceuticals	12.0%

Metals & Mining	6.0%

Wireless Telecommunication Services	3.8%

Semiconductors & Semiconductor Equipment	3.7%

Diversified Telecommunication Services	3.5%

Technology Hardware, Storage & Peripherals	3.3%

Real Estate Management & Development	2.9%

Capital Markets	2.7%

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund underperformed its benchmark, the MSCI ACWI ex USA Index, during the 12 months under review. During the period, international value stocks extended their longest and deepest period of underperformance relative to international growth stocks on record. This adverse trend remained a significant headwind for Templeton’s value-oriented investment strategies, albeit one we are taking numerous decisive measures to remedy. We believe we have upgraded the quality of the portfolio to own more defensive, dividend-paying holdings in a late-cycle, low-rate environment; allocated resources toward uncovering opportunities in overlooked market segments; and made selective enhancements to our investment process and team structure.

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TEMPLETON FOREIGN FUND

Top 10 Holdings

8/31/19

Company Sector/Industry, Country	% of Total Net Assets

Samsung Electronics Co. Ltd.	3.3%
Technology Hardware, Storage & Peripherals, South Korea

BP PLC	3.3%
Oil, Gas & Consumable Fuels, U.K.

BNP Paribas SA	3.2%
Banks, France

Wheaton Precious Metals Corp.	3.2%
Metals & Mining, Canada

Standard Chartered PLC	2.8%
Banks, U.K.

ING Groep NV	2.6%
Banks, Netherlands

KB Financial Group Inc.	2.5%
Banks, South Korea

Bayer AG	2.5%
Pharmaceuticals, Germany

Vodafone Group PLC	2.4%
Wireless Telecommunication Services, U.K.

Royal Dutch Shell PLC	2.3%
Oil, Gas & Consumable Fuels, U.K.

Relative weakness during the period was partly attributable to stock selection in the financials sector.3 Bank of Ireland Group was the sector’s biggest detractor, as its share price fell amid rising uncertainty about Brexit and as the risk of lower-for-longer interest rates pressured profit expectations. South Korean lender KB Financial Group and European financial services firms ING Groep (Netherlands) and BNP Paribas (France) also finished among the 10 biggest detractors. Within our European bank holdings, we continued to rotate away from extremely cheap, but higher-risk stocks in favor of what we view as better-capitalized, better- managed companies with healthy dividends operating in stable markets, but still trading at unwarranted discounts to tangible book value.

Stock selection in the health care and consumer discretionary sectors also notably detracted from relative performance.4 From the health care sector, Israeli generic drugmaker Teva Pharmaceutical Industries’ share price declined amid investor concerns about challenging industry conditions, litigation risk and a bloated balance sheet. Our investment thesis on Teva has been impaired by unforeseen legal and regulatory challenges, and we continue to monitor the volatile stock for a more favorable exit point. We have found more attractive pharmaceuticals companies elsewhere in the sector that, in our analysis, combined solid growth prospects and defensive earnings characteristics with modest valuations. From consumer discretionary, Japanese electronics manufacturer Panasonic lagged amid investor concerns around trade uncertainty, its elevated capital expenditures and its ability to grow earnings, which was recently flattered by a number of one-off asset sales. Our original thesis on Panasonic involved the restructuring or divestiture of loss-making or low-margin businesses and the eventual improvement of cash flows following a capital-intensive ramp-up period in a battery joint venture with Toyota Motor (not a Fund holding). Although the stock remains cheaply valued, we have been disappointed by the limited scope of restructuring and the lack of clarity surrounding the battery joint venture, and we continue to closely monitor this investment.

Turning to contributors, stock selection in the materials sector helped relative performance.5 Precious metals stocks led the sector, with Canadian gold and silver streaming company Wheaton Precious Metals finishing as the Fund’s top contributor. We believe precious metals stocks can play an important role in a diversified portfolio, particularly late in the economic cycle when a combination of rising macro risks, ultra-low interest rates and renewed accommodative policy stance amplifies gold’s relative attractiveness. From a structural standpoint, we have also noted with interest the sharp increase in central bank gold buying, particularly among export-dependent emerging market countries looking for reserve stability and a possible alternative to U.S. dollar hegemony. Wheaton Precious Metals was our preferred exposure to this theme at period-end, based on our assessment that its asset-light streaming (that is, mine financing) model offers price and exploration optionality without the vicissitudes commonly associated with operating actual mines.

From a regional standpoint, stock selection in Asia detracted from relative performance as relative losses in China, South Korea and Japan more than offset relative gains in Taiwan

3. The financials sector comprises banks and capital markets in the SOI.

4. The health care sector comprises health care providers and services and pharmaceuticals in the SOI. The consumer discretionary sector comprises auto components, automobiles, household durables and specialty retail in the SOI.

5. The materials sector comprises chemicals and metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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and Singapore. Meanwhile, stock selection in Europe hindered relative results, with the region pressured largely by positions in the U.K. and Switzerland.

Top 10 Countries

8/31/19

% of Total Net Assets

U.K.	15.5%

Japan	13.5%

France	10.9%

South Korea	9.9%

Netherlands	6.6%

Germany	6.1%

China	5.6%

Canada	5.6%

Hong Kong	4.0%

Switzerland	3.2%

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2019, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Thank you for your continued participation in Templeton Foreign Fund. We look forward to serving your future investment needs.

Christopher James Peel, CFA Lead Portfolio Manager

Heather Arnold, CFA Portfolio Manager

Herbert J. Arnett, Jr.
Norman J. Boersma, CFA
Peter M. Moeschter, CFA
Warren Pustam, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON FOREIGN FUND

Performance Summary as of August 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-11.73%	-16.61%

5-Year	-11.76%	-3.57%

10-Year	+39.49%	+2.80%

Advisor
1-Year	-11.53%	-11.53%

5-Year	-10.69%	-2.24%

10-Year	+43.05%	+3.64%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/09–8/31/19)

Advisor Class (9/1/09–8/31/19)

See page 9 for Performance Summary footnotes.

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TEMPLETON FOREIGN FUND

PERFORMANCE SUMMARY

Distributions (9/1/18–8/31/19)

Share Class	Net Investment Income
A	$0.1774
C	$0.0213
R	$0.1597
R6	$0.2093
Advisor	$0.1956

Total Annual Operating Expenses[6]
Share Class	With Fee Waiver	Without Fee Waiver

A	1.10%	1.15%

Advisor	0.85%	0.90%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: Morningstar. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON FOREIGN FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$910.50	$5.25	$1,019.71	$5.55	1.09%
C	$1,000	$907.10	$8.84	$1,015.93	$9.35	1.84%
R	$1,000	$910.00	$6.45	$1,018.45	$6.82	1.34%
R6	$1,000	$913.00	$3.33	$1,021.73	$3.52	0.69%
Advisor	$1,000	$911.80	$4.05	$1,020.97	$4.28	0.84%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON FUNDS

Financial Highlights

Templeton Foreign Fund

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.69	$ 7.81	$ 6.87	$ 6.74	$ 8.58

Income from investment operations[a]:

Net investment income[b]	0.19	0.12	0.11	0.11	0.12

Net realized and unrealized gains (losses)	(1.09)	(0.13)	0.96	0.11	(1.52)

Total from investment operations	(0.90)	(0.01)	1.07	0.22	(1.40)

Less distributions from:

Net investment income	(0.18)	(0.11)	(0.13)	(0.09)	(0.21)

Net realized gains	—	—	—	(—)[c]	(0.23)

Total distributions	(0.18)	(0.11)	(0.13)	(0.09)	(0.44)

Net asset value, end of year	$ 6.61	$ 7.69	$ 7.81	$ 6.87	$ 6.74

Total return[d]	(11.73)%	(0.15)%	15.83%	3.46%	(16.46)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.15%	1.16%	1.21%	1.22%	1.18%

Expenses net of waiver and payments by affiliates	1.08%	1.11% [e]	1.21% [e,f]	1.22% [e,f]	1.18%[f]

Net investment income	2.69%	1.54%	1.55%	1.66%	1.54%

Supplemental data

Net assets, end of year (000’s)	$2,395,260	$2,929,181	$3,287,394	$3,644,336	$4,165,454

Portfolio turnover rate	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.49	$ 7.60	$ 6.69	$ 6.56	$ 8.35

Income from investment operations[a]:

Net investment income[b]	0.12	0.06	0.05	0.06	0.05

Net realized and unrealized gains (losses)	(1.05)	(0.12)	0.94	0.11	(1.46)

Total from investment operations	(0.93)	(0.06)	0.99	0.17	(1.41)

Less distributions from:

Net investment income	(0.02)	(0.05)	(0.08)	(0.04)	(0.15)

Net realized gains	—	—	—	(—)[c]	(0.23)

Total distributions	(0.02)	(0.05)	(0.08)	(0.04)	(0.38)

Net asset value, end of year	$ 6.54	$ 7.49	$ 7.60	$ 6.69	$ 6.56

Total return[d]	(12.40)%	(0.79)%	14.92%	2.64%	(17.04)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.90%	1.91%	1.96%	1.97%	1.93%

Expenses net of waiver and payments by affiliates	1.83%	1.86% [e]	1.96% [e,f]	1.97% [e,f]	1.93%[f]

Net investment income	1.94%	0.79%	0.80%	0.91%	0.79%

Supplemental data

Net assets, end of year (000’s)	$87,160	$281,640	$346,032	$397,512	$468,128

Portfolio turnover rate	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class R

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.53	$ 7.65	$ 6.73	$ 6.61	$ 8.42

Income from investment operations[a]:

Net investment income[b]	0.17	0.10	0.09	0.09	0.09

Net realized and unrealized gains (losses)	(1.07)	(0.12)	0.94	0.10	(1.48)

Total from investment operations	(0.90)	(0.02)	1.03	0.19	(1.39)

Less distributions from:

Net investment income	(0.16)	(0.10)	(0.11)	(0.07)	(0.19)

Net realized gains	—	—	—	(—)[c]	(0.23)

Total distributions	(0.16)	(0.10)	(0.11)	(0.07)	(0.42)

Net asset value, end of year	$ 6.47	$ 7.53	$ 7.65	$ 6.73	$ 6.61

Total return	(11.96)%	(0.32)%	15.57%	3.10%	(16.63)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	1.40%	1.41%	1.46%	1.47%	1.43%

Expenses net of waiver and payments by affiliates	1.33%	1.36% [d]	1.46% [d,e]	1.47% [d,e]	1.43%[e]

Net investment income	2.44%	1.29%	1.30%	1.41%	1.29%

Supplemental data

Net assets, end of year (000’s)	$127,546	$148,638	$153,516	$159,802	$174,865

Portfolio turnover rate	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49

Income from investment operations[a]:

Net investment income[b]	0.22	0.15	0.16	0.14	0.15

Net realized and unrealized gains (losses)	(1.08)	(0.12)	0.93	0.11	(1.50)

Total from investment operations	(0.86)	0.03	1.09	0.25	(1.35)

Less distributions from:

Net investment income	(0.21)	(0.15)	(0.17)	(0.13)	(0.25)

Net realized gains	—	—	—	(—)[c]	(0.23)

Total distributions	(0.21)	(0.15)	(0.17)	(0.13)	(0.48)

Net asset value, end of year	$ 6.51	$ 7.58	$ 7.70	$ 6.78	$ 6.66

Total return	(11.34)%	0.24%	16.52%	3.92%	(16.08)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.77%	0.73%	0.74%	0.72%	0.72%

Expenses net of waiver and payments by affiliates	0.68%	0.68%[d]	0.73%[d]	0.72%[d,e]	0.72%[e]

Net investment income	3.09%	1.97%	2.03%	2.16%	2.00%

Supplemental data

Net assets, end of year (000’s)	$906,474	$1,496,328	$1,757,902	$880,092	$816,746

Portfolio turnover rate	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton Foreign Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 7.58	$ 7.70	$ 6.78	$ 6.66	$ 8.49

Income from investment operations[a]:

Net investment income[b]	0.20	0.14	0.13	0.12	0.13

Net realized and unrealized gains (losses)	(1.07)	(0.12)	0.94	0.11	(1.50)

Total from investment operations	(0.87)	0.02	1.07	0.23	(1.37)

Less distributions from:

Net investment income	(0.20)	(0.14)	(0.15)	(0.11)	(0.23)

Net realized gains	—	—	—	(—)[c]	(0.23)

Total distributions.	(0.20)	(0.14)	(0.15)	(0.11)	(0.46)

Net asset value, end of year	$ 6.51	$ 7.58	$ 7.70	$ 6.78	$ 6.66

Total return	(11.53)%	0.16%	16.10%	3.65%	(16.25)%

Ratios to average net assets

Expenses before waiver and payments by affiliates	0.90%	0.91%	0.96%	0.97%	0.93%

Expenses net of waiver and payments by affiliates	0.83%	0.86%[d]	0.96%[d,e]	0.97%[d,e]	0.93%[e]

Net investment income	2.94%	1.79%	1.80%	1.91%	1.79%

Supplemental data

Net assets, end of year (000’s)	$857,482	$1,627,827	$1,717,937	$1,125,431	$1,206,146

Portfolio turnover rate	30.81%	23.01%	42.56%	22.89%	29.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dBenefit of expense reduction rounds to less than 0.01%.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON FUNDS

Statement of Investments, August 31, 2019

Templeton Foreign Fund

	Industry	Shares	Value

Common Stocks 94.4%
Canada 5.6%

Alamos Gold Inc., A	Metals & Mining	8,681,750	$61,206,338

Husky Energy Inc.	Oil, Gas & Consumable Fuels	6,809,850	45,456,950

Wheaton Precious Metals Corp.	Metals & Mining	4,715,020	138,639,573

			245,302,861

China 5.6%

[a]Baidu Inc., ADR	Interactive Media & Services	524,160	54,758,995

China Mobile Ltd.	Wireless Telecommunication Services	7,485,990	61,942,638

China Telecom Corp. Ltd., H	Diversified Telecommunication Services	135,601,642	60,592,746

Sinopec Engineering Group Co. Ltd.	Construction & Engineering	47,160,640	30,751,889

Sinopharm Group Co. Ltd., H	Health Care Providers & Services	10,441,580	37,683,319

			245,729,587

Denmark 1.1%

A.P. Moeller-Maersk AS, B	Marine	39,790	42,332,095

The Drilling Co. of 1972 AS	Energy Equipment & Services	89,370	4,913,371

			47,245,466

France 10.9%

BNP Paribas SA	Banks	3,103,293	139,963,385

Cie Generale des Etablissements Michelin SCA	Auto Components	484,603	50,919,157

Compagnie de Saint-Gobain	Building Products	1,228,460	44,313,578

Sanofi	Pharmaceuticals	1,023,045	87,840,377

Total SA	Oil, Gas & Consumable Fuels	1,893,868	94,481,571
Veolia Environnement SA	Multi-Utilities	2,466,770	58,969,186

			476,487,254

Germany 6.1%

Bayer AG	Pharmaceuticals	1,458,225	107,928,184

E.ON SE	Multi-Utilities	5,590,180	51,948,932

Merck KGaA	Pharmaceuticals	692,454	74,022,272

Telefonica Deutschland Holding AG	Diversified Telecommunication Services	13,216,500	33,642,807

			267,542,195

Hong Kong 4.0%

CK Asset Holdings Ltd.	Real Estate Management & Development	9,842,000	66,652,466

CK Hutchison Holdings Ltd.	Industrial Conglomerates	10,898,710	94,739,341

Value Partners Group Ltd.	Capital Markets	22,908,530	11,653,294

			173,045,101

India 0.8%

Hero Motocorp Ltd.	Automobiles	944,720	34,006,509

Ireland 0.8%

Bank of Ireland Group PLC	Banks	9,651,050	36,723,059

Israel 0.9%

[a]Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	5,821,140	40,165,866

16	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton Foreign Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)

Italy 3.1%

Eni SpA	Oil, Gas & Consumable Fuels	6,673,664	$100,343,132

Tenaris SA	Energy Equipment & Services	3,037,480	33,097,833

			133,440,965

Japan 13.5%

Astellas Pharma Inc.	Pharmaceuticals	3,242,050	44,922,084

Ezaki Glico Co. Ltd.	Food Products	55,600	2,412,726

Kirin Holdings Co. Ltd.	Beverages	2,012,400	39,751,696

Matsumotokiyoshi Holdings Co. Ltd.	Food & Staples Retailing	975,800	36,190,069

Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	2,616,280	62,701,077

Panasonic Corp.	Household Durables	9,012,050	69,570,125

Seven & i Holdings Co. Ltd.	Food & Staples Retailing	1,362,400	48,181,266

Sumitomo Metal Mining Co. Ltd.	Metals & Mining	2,088,980	58,824,151

Sumitomo Mitsui Financial Group Inc.	Banks	2,214,420	72,622,387

Sundrug Co. Ltd.	Food & Staples Retailing	594,200	18,485,725

Suntory Beverage & Food Ltd.	Beverages	1,031,980	44,490,689

Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	2,757,960	93,199,759

			591,351,754

Luxembourg 1.4%

SES SA, IDR	Media	3,796,297	61,148,136

Netherlands 6.6%

Flow Traders	Capital Markets	1,827,907	49,061,065

ING Groep NV	Banks	11,866,358	113,429,008

NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	765,350	78,172,849

SBM Offshore NV	Energy Equipment & Services	2,970,408	49,722,531

			290,385,453

Norway 0.6%

Equinor ASA	Oil, Gas & Consumable Fuels	1,411,300	24,120,023

Portugal 0.5%

Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,545,570	22,185,492

Singapore 1.3%

Singapore Telecommunications Ltd.	Diversified Telecommunication Services	24,958,020	57,008,880

South Korea 9.9%

Hana Financial Group Inc.	Banks	1,899,510	50,999,244

KB Financial Group Inc.	Banks	3,378,297	110,796,778

[a]Korea Electric Power Corp.	Electric Utilities	1,733,650	36,592,419

Lotte Chemical Corp.	Chemicals	249,200	46,320,085

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	4,005,900	145,610,125

Shinhan Financial Group Co. Ltd.	Banks	1,248,520	42,030,244

			432,348,895

Switzerland 3.2%

Roche Holding AG	Pharmaceuticals	301,580	82,444,358

UBS Group AG	Capital Markets	5,605,980	59,183,201

			141,627,559

franklintempleton.com	Annual Report	17

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton Foreign Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)

Taiwan 1.9%

Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	10,077,940	$83,323,324

Thailand 0.6%

Kasikornbank PCL, fgn.	Banks	5,291,320	27,653,477

United Kingdom 15.5%

BAE Systems PLC	Aerospace & Defense	7,211,780	47,870,137

Barclays PLC	Banks	23,467,330	38,999,785

BP PLC	Oil, Gas & Consumable Fuels	23,440,130	142,643,353

Johnson Matthey PLC	Chemicals	1,956,716	69,273,738

Kingfisher PLC	Specialty Retail	20,586,894	48,701,980

Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	3,743,050	103,143,454

Standard Chartered PLC	Banks	16,069,395	121,601,169

Vodafone Group PLC	Wireless Telecommunication Services	56,100,465	105,954,140

			678,187,756

United States 0.5%

Oracle Corp.	Software	419,100	21,818,346

Total Common Stocks (Cost $4,383,389,713)			4,130,847,958

		Principal Amount*

Short Term Investments 5.4%

Time Deposits 5.4%

Australia 0.7%

National Australia Bank Ltd, 2.00%, 9/03/19		$30,000,000	30,000,000

Canada 4.7%

Bank of Montreal, 1.95%, 9/03/19		22,000,000	22,000,000

National Bank of Canada, 2.05%, 9/03/19		87,000,000	87,000,000

Royal Bank of Canada, 2.10%, 9/03/19		97,000,000	97,000,000

			206,000,000

Total Time Deposits (Cost $236,000,000)			236,000,000

Total Investments (Cost $4,619,389,713) 99.8%			4,366,847,958

Other Assets, less Liabilities 0.2%			7,074,154

Net Assets 100.0%			$4,373,922,112

See Abbreviations on page 31.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

18	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

August 31, 2019

Templeton Foreign Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,619,389,713

Value - Unaffiliated issuers	$4,366,847,958
Cash	109,381
Foreign currency, at value (cost $5,296,758)	5,224,388
Receivables:
Investment securities sold	10,050,896
Capital shares sold	2,694,742
Dividends	21,238,803
European Union tax reclaims	5,473,734
Other assets	2,949

Total assets	4,411,642,851

Liabilities:
Payables:
Investment securities purchased	26,173,714
Capital shares redeemed	6,987,914
Management fees	2,410,196
Distribution fees	641,266
Transfer agent fees	954,885
Accrued expenses and other liabilities	552,764

Total liabilities	37,720,739

Net assets, at value	$4,373,922,112

Net assets consist of:
Paid-in capital	$4,861,028,637
Total distributable earnings (loss)	(487,106,525)

Net assets, at value	$4,373,922,112

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	19

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2019

Templeton Foreign Fund

Class A:
Net assets, at value	$2,395,259,745

Shares outstanding	362,173,957

Net asset value per share[a]	$6.61

Maximum offering price per share (net asset value per share ÷ 94.50%)	$6.99

Class C:
Net assets, at value	$ 87,159,637

Shares outstanding	13,319,652

Net asset value and maximum offering price per share[a]	$6.54

Class R:
Net assets, at value	$ 127,546,297

Shares outstanding	19,706,997

Net asset value and maximum offering price per share	$6.47

Class R6:
Net assets, at value	$ 906,474,384

Shares outstanding	139,248,296

Net asset value and maximum offering price per share	$6.51

Advisor Class:
Net assets, at value	$ 857,482,049

Shares outstanding	131,631,740

Net asset value and maximum offering price per share	$6.51

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2019

Templeton Foreign Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$204,297,122
Interest:
Unaffiliated issuers	3,620,959
Income from securities loaned:
Non-controlled affiliates (Note 3f)	155,905

Total investment income	208,073,986

Expenses:
Management fees (Note 3a)	38,188,792
Distribution fees: (Note 3c)
Class A	6,782,678
Class C	1,340,484
Class R	683,896
Transfer agent fees: (Note 3e)
Class A	4,612,626
Class C	227,943
Class R	233,236
Class R6	541,092
Advisor Class	2,047,805
Custodian fees (Note 4)	641,211
Reports to shareholders	474,004
Registration and filing fees	180,314
Professional fees	153,204
Trustees’ fees and expenses	247,284
Other	126,994

Total expenses	56,481,563
Expenses waived/paid by affiliates (Note 3f and 3g)	(4,102,482)

Net expenses	52,379,081

Net investment income	155,694,905

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(43,219,553)
Foreign currency transactions	217,542

Net realized gain (loss)	(43,002,011)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(771,073,856)
Translation of other assets and liabilities denominated in foreign currencies	(527,209)

Net change in unrealized appreciation (depreciation)	(771,601,065)

Net realized and unrealized gain (loss)	(814,603,076)

Net increase (decrease) in net assets resulting from operations	$(658,908,171)

*Foreign taxes withheld on dividends	$16,741,772

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton Foreign Fund

	Year Ended August 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$155,694,905	$118,425,714
Net realized gain (loss)	(43,002,011)	177,918,320
Net change in unrealized appreciation (depreciation)	(771,601,065)	(265,947,803)

Net increase (decrease) in net assets resulting from operations	(658,908,171)	30,396,231

Distributions to shareholders: (Note 1e)
Class A	(68,150,133)	(45,938,794)
Class C	(366,884)	(2,307,223)
Class R	(3,143,046)	(2,044,262)
Class R6	(42,923,315)	(38,039,633)
Advisor Class	(34,608,197)	(28,775,654)

Total distributions to shareholders	(149,191,575)	(117,105,566)

Capital share transactions: (Note 2)
Class A	(130,959,980)	(318,451,833)
Class C	(173,447,242)	(60,908,186)
Class R	(443,226)	(2,801,703)
Class R6	(407,314,077)	(241,696,462)
Advisor Class	(589,427,189)	(68,600,065)

Total capital share transactions	(1,301,591,714)	(692,458,249)

Net increase (decrease) in net assets	(2,109,691,460)	(779,167,584)
Net assets:
Beginning of year	6,483,613,572	7,262,781,156

End of year (Note 1e)	$4,373,922,112	$6,483,613,572

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

Notes to Financial Statements

Templeton Foreign Fund

1.  Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton Foreign Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent

franklintempleton.com	Annual Report	23

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

pricing services. At August 31, 2019, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2019, the Fund had no securities on loan.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

1. Organization and Significant Accounting Policies (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(45,938,794)
Class C	(2,307,223)
Class R	(2,044,262)
Class R6	(38,039,633)
Advisor Class	(28,775,654)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $103,368,680.

2. Shares of Beneficial Interest

At August 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended August 31,
	2019		2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	60,076,607	$431,602,364	60,288,358	$481,363,237
Shares issued in reinvestment of distributions	9,160,942	60,462,214	5,091,690	40,682,600
Shares redeemed	(87,887,100)	(623,024,558)	(105,562,715)	(840,497,670)

Net increase (decrease)	(18,649,551)	$(130,959,980)	(40,182,667)	$(318,451,833)

Class C Shares:
Shares sold	1,767,261	$12,393,197	3,827,342	$29,864,007
Shares issued in reinvestment of distributions	53,121	349,007	285,470	2,232,372
Shares redeemed[a]	(26,108,139)	(186,189,446)	(12,010,993)	(93,004,565)

Net increase (decrease)	(24,287,757)	$(173,447,242)	(7,898,181)	$(60,908,186)

Class R Shares:
Shares sold	4,996,574	$34,848,635	6,707,134	$52,353,029
Shares issued in reinvestment of distributions	456,753	2,955,188	239,779	1,879,867
Shares redeemed	(5,485,518)	(38,247,049)	(7,267,977)	(57,034,599)

Net increase (decrease)	(32,191)	$(443,226)	(321,064)	$(2,801,703)

Class R6 Shares:
Shares sold	51,021,196	$358,593,724	63,036,598	$498,171,947
Shares issued in reinvestment of distributions	6,213,456	40,263,197	4,723,492	37,079,411
Shares redeemed	(115,369,383)	(806,170,998)	(98,535,316)	(776,947,820)

Net increase (decrease)	(58,134,731)	$(407,314,077)	(30,775,226)	$(241,696,462)

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

		Year Ended August 31,
		2019	2018
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	54,889,039	$383,794,530	63,095,318	$494,556,825
Shares issued in reinvestment of distributions	4,889,130	31,730,455	3,269,695	25,699,807
Shares redeemed	(142,845,936)	(1,004,952,174)	(74,661,946)	(588,856,697)

Net increase (decrease)	(83,067,767)	$(589,427,189)	(8,296,933)	$(68,600,065)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (Global Advisors)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.705%	Up to and including $1 billion
0.690%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	Over $20 billion, up to and including $25 billion
0.605%	Over $25 billion, up to and including $30 billion
0.595%	Over $30 billion, up to and including $35 billion
0.585%	In excess of $35 billion

For the year ended August 31, 2019, the gross effective investment management fee rate was 0.692% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

3. Transactions with Affiliates (continued)

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$163,017
CDSC retained	$13,702

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, the Fund reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2019, the Fund paid transfer agent fees of $7,662,702, of which $2,893,885 was retained by Investor Services.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.85%	$—	$110,109,275	$(110,109,275)	$—	$—	$—	—	$155,905

g. Waiver and Expense Reimbursements

Global Advisors and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85%, and for Class R6 do not exceed 0.69%, based on the average net assets of each class until December 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to January 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.65% based on the average net assets of the class.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended August 31, 2019, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At August 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:

Long term	$295,166,904

The tax character of distributions paid during the years ended August 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$149,191,575	$117,105,566

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

5. Income Taxes (continued)

At August 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$4,676,846,471

Unrealized appreciation	$419,399,780
Unrealized depreciation	(729,398,293)

Net unrealized appreciation (depreciation)	$(309,998,513)

Distributable earnings:
Undistributed ordinary income	$112,723,193

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2019, aggregated $1,646,159,944 and $2,972,243,564, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2019, the Fund did not use the Global Credit Facility.

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton Foreign Fund (continued)

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of August 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
China	$54,758,995	$190,970,592	$—	$245,729,587
Hong Kong	—	173,045,101	—	173,045,101
All Other Equity Investments	3,712,073,270	—	—	3,712,073,270
Short Term Investments	—	236,000,000	—	236,000,000

Total Investments in Securities	$3,766,832,265	$600,015,693	$—	$4,366,847,958

aFor detailed categories, see the accompanying Statement of Investments.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

IDR	International Depositary Receipt

franklintempleton.com	Annual Report	31

TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton Foreign Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign Fund (the ”Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

32	Annual Report	franklintempleton.com

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton Foreign Fund

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $147,712,376 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	138	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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TEMPLETON FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2003 and Lead Independent Trustee since 2007	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	35	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	22	None

Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	35	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1992 and Vice President since 1996	138	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly,Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON FUNDS

TEMPLETON FOREIGN FUND

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON FUNDS

Templeton Foreign Fund

(Fund)

At an in-person meeting held on May 21, 2019 (Meeting), the Board of Trustees (Board) of Templeton Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization.

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TEMPLETON FUNDS

TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional international multi-cap value funds. The Board noted that the Fund’s annualized total return for the five-year period was below the median of its Performance Universe, but for the one-, three- and 10-year periods was above the median and in the first (the best) or second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, two other international multi-cap value funds, five international multi-cap growth funds and three international multi-cap core funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were below the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by

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TEMPLETON FUNDS

TEMPLETON FOREIGN FUND

SHAREHOLDER INFORMATION

management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter Templeton Foreign Fund

Investment Manager Templeton Global Advisors Limited	Distributor Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	Shareholder Services (800) 632-2301

© 2019 Franklin Templeton Investments. All rights reserved.	104 A 10/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended August 31, 2019, the global economy expanded despite some regional weakness. Upbeat economic data, healthy corporate earnings and hopes for a U.S.-China trade deal helped global markets, as did the U.S. Federal Reserve’s (Fed’s) patient stance and rate cut in July 2019. However, global stocks reflected concerns about the Fed’s prior interest-rate hikes and unwinding of the European Central Bank’s stimulus program, and other concerns included U.S. and European Union political uncertainties and unresolved U.S.-China trade issues. In this environment, global developed and emerging market stocks had marginally positive returns, as measured by the MSCI All Country World Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton World Fund’s annual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Funds

This letter reflects our analysis and opinions as of August 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the annual report	1

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ANNUAL REPORT

Templeton World Fund

This annual report for Templeton World Fund covers the fiscal year ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located anywhere in the world, including developing markets. Under normal circumstances, the Fund will invest in issuers located in at least three different countries (including the U.S.). The Fund regularly uses certain derivative instruments to seek to hedge against currency risks.

Performance Overview

The Fund’s Class A shares had a -10.22% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) 100% Hedged to USD, which measures stock performance in global developed and emerging markets, posted a +2.19% total return.1 Also in comparison, the Fund’s second benchmark, the Linked MSCI ACWI 100% Hedged to USD/World, posted a +2.19% total return,2 and the Fund’s third benchmark, the MSCI ACWI, posted a +0.28% total return.3 For the 10-year period ended August 31, 2019, the Fund’s Class A shares posted a +85.90% cumulative total return, compared with the Linked MSCI ACWI 100% Hedged to USD/World’s +161.17% cumulative total return for the same period.2 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

Geographic Composition*

Based on Total Net Assets as of 8/31/19

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the 12 months ended August 31, 2019, despite weakness in certain regions. Global stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. The U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in early 2019, July rate cut and indications it will act appropriately to sustain U.S. economic expansion and achieve its inflation objective aided market sentiment.

However, markets reflected concerns about the Fed’s interest-rate hikes and the European Central Bank’s (ECB’s) unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks,

1. Source: FactSet.

2. Source: FactSet. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCI

ACWI 100% Hedged to USD thereafter. As of 8/31/19, the Fund’s Class A 10-year average annual total return not including the maximum sales charge was +6.40%, compared with the Linked MSCI ACWI 100% Hedged to USD/World’s 10-year average annual total return of +10.08%.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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TEMPLETON WORLD FUND

as measured by the MSCI ACWI, posted a +0.28% total return for the 12-month period.3

The U.S. economy grew during the period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, housing investment and business investment. The unemployment rate decreased slightly from 3.8% in August 2018 to 3.7% at period-end.4 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.7% at period-end.4

The Fed raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth moderated in 2018’s fourth quarter and accelerated in 2019’s first quarter, but contracted in the second quarter as Brexit uncertainties weighed on business sentiment. The Bank of England kept its key policy rate unchanged during the period and lowered its 2019 and 2020 U.K. economic growth forecasts. The eurozone’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, before moderating in the second quarter. The bloc’s annual inflation rate decreased during the period. The ECB concluded its bond purchase program at the end of 2018 and kept its benchmark interest rate unchanged. After providing details of its new stimulus in June 2019, the ECB signaled in July the potential for a rate cut and additional stimulus to support economic expansion.

In Asia, Japan’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, but moderated in the second quarter. The Bank of Japan (BOJ) left its benchmark interest rate unchanged and continued its stimulus measures during the period. In July 2019, the BOJ expressed its openness to increase stimulus in an effort to sustain economic growth and achieve its inflation goal.

In larger emerging markets, Brazil’s quarterly GDP growth slowed in 2018’s fourth quarter, contracted in 2019’s first

Top 10 Sectors/Industries

8/31/19

% of Total Net Assets

Banks	15.7%

Pharmaceuticals	10.9%

Oil, Gas & Consumable Fuels	8.0%

Food & Staples Retailing	5.4%

Diversified Telecommunication Services	4.9%

Wireless Telecommunication Services	4.2%

Industrial Conglomerates	3.5%

Media	3.3%

Food Products	3.1%

Multi-Utilities	2.8%

quarter and accelerated in the second quarter. The Central Bank of Brazil lowered its benchmark interest rate in July 2019. Russia’s annual GDP growth accelerated in 2018’s fourth quarter, moderated in 2019’s first quarter and reaccelerated in the second quarter. The Bank of Russia cut its key interest rate twice toward period-end after increasing it twice earlier in the period. China’s annual GDP growth rate moderated in 2018’s fourth quarter, held steady in 2019’s first quarter and moderated again in the second quarter. The People’s Bank of China implemented an interest-rate reform in August, designating the loan prime rate as the new benchmark for household and business loans, effectively lowering interest rates. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -3.99% total return during the 12-month period.3

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

The Fund underperformed its benchmark, the MSCI ACWI 100% Hedged to USD, during the 12 months under review. During the period, global value stocks extended their longest

4. Source: U.S. Bureau of Labor Statistics.

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TEMPLETON WORLD FUND

and deepest period of underperformance relative to global growth stocks on record. This adverse trend remained a significant headwind for Templeton’s value-oriented investment strategies, albeit one we are taking numerous decisive measures to remedy. We believe we have upgraded the quality of the portfolio to own more defensive, dividend-paying holdings in a late-cycle, low-rate environment; allocated resources toward uncovering opportunities in overlooked market segments; and made selective enhancements to our investment process and team structure.

Relative weakness during the period was partly attributable to stock selection and an overweighting in the financials sector, where our exposure to beleaguered European and emerging market lenders trailed a benchmark index weighted more toward resilient U.S. banks.5 Dutch lender ING Groep led the sector lower as investors disregarded solid customer growth and worried about the margin impact of falling interest rates and rising compliance costs. We believe that following the divestiture of its insurance and asset management businesses, ING today is a pure-play European bank with a competitive cost position and fast-growing online platform in attractive markets such as Germany, Spain and Poland, as well as in its core Benelux markets. With a diversified business model supporting book value-per-share growth through the credit cycle, as well as limited credit risk, improving operational leverage, a strong capital position and shareholder-friendly return profile, we continue to view ING as a core bank holding with solid long-term return potential. Within the financials sector more broadly, we have continued to rotate out of the riskier banks facing excessive macro headwinds and focused instead on higher-quality banks with unique competitive advantages, strong balance sheets and attractive end markets.

Stock selection and an overweighting in the health care sector and stock selection and an underweighting in the information technology (IT) sector also notably detracted from relative performance.6 From the health care sector, Israeli generic drugmaker Teva Pharmaceutical Industries’ share price declined amid investor concerns about challenging industry conditions, litigation risk and a bloated balance sheet. Our investment thesis on Teva has been impaired by unforeseen legal and regulatory challenges, and we continue to monitor the volatile stock for a more favorable exit point. We have found more attractive pharmaceuticals companies elsewhere in the sector that, in our analysis,

Top 10 Holdings

8/31/19

Company Sector/Industry, Country	% of Total Net Assets

Kellogg Co. Food Products, U.S.	3.1%

Roche Holding AG Pharmaceuticals, Switzerland	2.6%

Gilead Sciences Inc. Biotechnology, U.S.	2.5%

Singapore Telecommunications Ltd. Diversified Telecommunication Services, Singapore	2.4%

Walgreens Boots Alliance Inc. Food & Staples Retailing, U.S.	2.3%

BNP Paribas SA Banks, France	2.2%

Samsung Electronics Co. Ltd.	2.2%
Technology Hardware, Storage & Peripherals, South Korea

ING Groep NV Banks, Netherlands	2.2%

Bayer AG Pharmaceuticals, Germany	2.2%

SES SA Media, Luxembourg	2.2%

combined solid growth prospects and defensive earnings characteristics with modest valuations. From the IT sector, shares of U.S. communications equipment firm CommScope Holding slumped after investors overlooked better-than-expected cash flow and profits and focused instead on disappointing guidance attributed to weaker anticipated spending from cable operators. We believe the market is overreacting, as major cable operators have indicated that declines in capital expenditures (capex) are temporary and more associated with the timing of investments than with any structural change to capex programs. The stock has also been pressured by weak results from the recently acquired ARRIS business, though we believe this deal presents attractive opportunities for synergies and leverage over a long-term investment horizon.

5. The financials sector comprises banks, consumer finance and insurance in the SOI.

6. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI. The IT sector comprises communications equipment; electronic equipment, instruments and components; software; and technology hardware, storage and peripherals in the SOI.

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TEMPLETON WORLD FUND

Turning to contributors, stock selection and an underweighting in the materials sector helped relative performance.7 Precious metals stocks led the sector, with Canadian gold and silver streaming company Wheaton Precious Metals finishing as the Fund’s top contributor. We believe precious metals stocks can play an important role in a diversified portfolio, particularly late in the economic cycle when a combination of rising macro risks, ultra-low interest rates and renewed accommodative policy stance amplifies gold’s relative attractiveness. From a structural standpoint, we have also noted with interest the sharp increase in central bank gold buying, particularly among export-dependent emerging market countries looking for reserve stability and a possible alternative to U.S. dollar hegemony. Wheaton Precious Metals was our preferred exposure to this theme at period-end, based on our assessment that its asset-light streaming (that is, mine financing) model offers price and exploration optionality without the vicissitudes commonly associated with operating actual mines.

Top 10 Countries

8/31/19

% of Total Net Assets

U.S.	25.6%

U.K.	9.3%

Japan	9.3%

France	7.7%

Germany	6.5%

China	5.1%

South Korea	4.1%

Netherlands	3.1%

Switzerland	2.6%

Singapore	2.4%

From a regional standpoint, stock selection and an underweighting in the U.S. notably detracted from performance during the 12-month review period. Meanwhile, stock selection and an overweighting in Europe hurt relative results, due largely to U.K. and Dutch holdings, while stock selection and an overweighting in Asia, led lower by China, South Korea and Japan, hindered results.

The Fund’s currency hedges had a positive effect on Fund performance during the 12 months under review. However, one cannot expect the same results for future periods.

Thank you for your continued participation in Templeton World Fund. We look forward to serving your future investment needs.

Norman J. Boersma, CFA Co-Lead Portfolio Manager

Peter M. Moeschter, CFA Co-Lead Portfolio Manager

Herbert J. Arnett, Jr.
Heather Arnold, CFA
Christopher James Peel, CFA
Warren Pustam, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The materials sector comprises metals and mining in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON WORLD FUND

Performance Summary as of August 31, 2019

The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

A4
1-Year	-10.22%	-15.14%

5-Year	+1.62%	-0.80%

10-Year	+85.90%	+5.80%

Advisor
1-Year	-9.99%	-9.99%

5-Year	+2.92%	+0.58%

10-Year	+90.61%	+6.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/1/09–8/31/19)

Advisor Class (9/1/09–8/31/19)

See page 9 for Performance Summary footnotes.

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TEMPLETON WORLD FUND

PERFORMANCE SUMMARY

Distributions (9/1/18–8/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.6723	$0.2541	$1.6723	$2.5987

C	$0.2842	$0.2541	$1.6723	$2.2106

R6	$0.7240	$0.2541	$1.6723	$2.6504

Advisor	$0.7163	$0.2541	$1.6723	$2.6427
Total Annual Operating Expenses[7]
Share Class	With Fee Waiver	Without Fee Waiver
A	1.05%	1.05%
Advisor	0.80%	0.80%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Source: FactSet. The MSCI ACWI 100% Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI ACWI, to the USD, the “home” currency for the hedged index. The Linked MSCI ACWI 100% Hedged to USD/World reflects performance of the MSCI World Index through 6/29/2016 and performance of the MSCI ACWI 100% Hedged to USD thereafter.

6. Source: Morningstar. The MSCI ACWI is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON WORLD FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$939.60	$5.23	$1,019.81	$5.45	1.07%
C	$1,000	$935.90	$8.88	$1,016.03	$9.25	1.82%
R6	$1,000	$941.60	$3.72	$1,021.37	$3.87	0.76%
Advisor	$1,000	$940.90	$4.01	$1,021.07	$4.18	0.82%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON FUNDS

Financial Highlights

Templeton World Fund

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.24	$16.94	$15.47	$16.51	$20.18

Income from investment operations[a]:

Net investment income[b]	0.29	0.28	0.27	0.26	0.29

Net realized and unrealized gains (losses)	(2.17)	1.03	2.21	(0.17)	(2.35)

Total from investment operations	(1.88)	1.31	2.48	0.09	(2.06)

Less distributions from:

Net investment income	(0.67)	(0.02)	(0.57)	(0.28)	(0.52)

Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

Total distributions	(2.60)	(1.01)	(1.01)	(1.13)	(1.61)

Net asset value, end of year	$12.76	$17.24	$16.94	$15.47	$16.51

Total return[c]	(10.22)%	7.81%	16.45%	0.84%	(10.59)%

Ratios to average net assets

Expenses	1.05% [d]	1.04% [e]	1.06% [d,e]	1.07% [d]	1.06%[d]

Net investment income	2.06%	1.64%	1.63%	1.73%	1.61%

Supplemental data

Net assets, end of year (000’s)	$3,150,057	$3,973,648	$4,240,117	$4,195,518	$4,791,792

Portfolio turnover rate	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$16.35	$16.21	$14.84	$15.86	$19.44

Income from investment operations[a]:

Net investment income[b]	0.13	0.14	0.14	0.14	0.15

Net realized and unrealized gains (losses)	(2.01)	0.99	2.12	(0.16)	(2.26)

Total from investment operations	(1.88)	1.13	2.26	(0.02)	(2.11)

Less distributions from:

Net investment income	(0.28)	—	(0.45)	(0.15)	(0.38)

Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

Total distributions	(2.21)	(0.99)	(0.89)	(1.00)	(1.47)

Net asset value, end of year	$12.26	$16.35	$16.21	$14.84	$15.86

Total return[c]	(10.94)%	7.01%	15.59%	0.11%	(11.27)%

Ratios to average net assets

Expenses	1.80% [d]	1.80% [e]	1.81% [d,e]	1.82% [d]	1.81%[d]

Net investment income	1.31%	0.88%	0.88%	0.98%	0.86%

Supplemental data

Net assets, end of year (000’s)	$28,850	$117,879	$138,534	$158,126	$193,309

Portfolio turnover rate	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

eBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.21	$16.92	$15.45	$16.50	$20.18

Income from investment operations[a]:

Net investment income[b]	0.34	0.33	0.32	0.32	0.35

Net realized and unrealized gains (losses)	(2.17)	1.03	2.22	(0.18)	(2.35)

Total from investment operations	(1.83)	1.36	2.54	0.14	(2.00)

Less distributions from:

Net investment income	(0.72)	(0.08)	(0.63)	(0.34)	(0.59)

Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

Total distributions	(2.65)	(1.07)	(1.07)	(1.19)	(1.68)

Net asset value, end of year	$12.73	$17.21	$16.92	$15.45	$16.50

Total return	(9.88)%	8.13%	16.87%	1.18%	(10.30)%

Ratios to average net assets

Expenses before waiver and payments by affiliates and expense reduction	0.77%	0.74%	0.73%	0.72%	0.72%

Expenses net of waiver and payments by affiliates and expense reduction	0.75%	0.72% [c]	0.73% [c,d]	0.72% [d]	0.72%[d]

Net investment income	2.36%	1.96%	1.96%	2.08%	1.95%

Supplemental data

Net assets, end of year (000’s)	$43,595	$51,431	$55,504	$50,487	$51,733

Portfolio turnover rate	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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TEMPLETON FUNDS

FINANCIAL HIGHLIGHTS

Templeton World Fund (continued)

	Year Ended August 31,

	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$17.23	$16.93	$15.46	$16.50	$20.18

Income from investment operations[a]:

Net investment income[b]	0.33	0.32	0.32	0.30	0.33

Net realized and unrealized gains (losses)	(2.17)	1.03	2.20	(0.17)	(2.35)

Total from investment operations	(1.84)	1.35	2.52	0.13	(2.02)

Less distributions from:

Net investment income	(0.72)	(0.06)	(0.61)	(0.32)	(0.57)

Net realized gains	(1.93)	(0.99)	(0.44)	(0.85)	(1.09)

Total distributions	(2.65)	(1.05)	(1.05)	(1.17)	(1.66)

Net asset value, end of year	$12.74	$17.23	$16.93	$15.46	$16.50

Total return	(9.99)%	8.09%	16.74%	1.12%	(10.38)%

Ratios to average net assets

Expenses	0.80% [c]	0.80% [d]	0.81% [c,d]	0.82% [c]	0.81%[c]

Net investment income	2.31%	1.88%	1.88%	1.98%	1.86%

Supplemental data

Net assets, end of year (000’s)	$112,891	$146,883	$157,237	$113,455	$181,661

Portfolio turnover rate	25.16%	28.39%	31.46%	21.62%	15.73%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of waiver and payments by affiliates rounds to less than 0.01%.

dBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON FUNDS

Statement of Investments, August 31, 2019

Templeton World Fund

	Industry	Shares	Value
Common Stocks 90.8%
Canada 2.3%
Husky Energy Inc.	Oil, Gas & Consumable Fuels	1,311,710	$8,755,896
Wheaton Precious Metals Corp.	Metals & Mining	2,324,189	68,340,022

			77,095,918

China 5.1%
[a]Baidu Inc., ADR	Interactive Media & Services	299,800	31,320,106
China Life Insurance Co. Ltd., H	Insurance	15,950,000	37,281,283
China Mobile Ltd.	Wireless Telecommunication Services	3,965,970	32,816,320
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	82,628,340	36,921,958
Kunlun Energy Co. Ltd.	Gas Utilities	34,475,970	29,970,107

			168,309,774

Denmark 1.0%
A.P. Moeller-Maersk AS, B	Marine	29,530	31,416,607
The Drilling Co. of 1972 AS	Energy Equipment & Services	59,060	3,246,992

			34,663,599

France 7.7%
BNP Paribas SA	Banks	1,658,780	74,813,582
Compagnie de Saint-Gobain	Building Products	634,910	22,902,767
Credit Agricole SA	Banks	3,117,270	35,598,130
Sanofi	Pharmaceuticals	837,430	71,903,158
Veolia Environnement SA	Multi-Utilities	2,159,120	51,614,682

			256,832,319

Germany 6.5%
Bayer AG	Pharmaceuticals	983,290	72,776,632
Deutsche Telekom AG	Diversified Telecommunication Services	880,800	14,691,693
E.ON SE	Multi-Utilities	4,508,140	41,893,652
Merck KGaA	Pharmaceuticals	345,080	36,888,524
Siemens AG	Industrial Conglomerates	503,480	50,329,445

			216,579,946

Hong Kong 2.1%
CK Asset Holdings Ltd.	Real Estate Management & Development	294,700	1,995,781
CK Hutchison Holdings Ltd.	Industrial Conglomerates	7,710,590	67,025,934

			69,021,715

India 2.1%
Bharti Airtel Ltd.	Wireless Telecommunication Services	9,724,507	47,198,285
Hero Motocorp Ltd.	Automobiles	676,490	24,351,197

			71,549,482

Ireland 0.3%
Bank of Ireland Group PLC	Banks	2,683,980	10,212,770

Israel 0.7%
[a]Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	3,487,534	24,063,985

Italy 1.4%
Eni SpA	Oil, Gas & Consumable Fuels	3,201,494	48,136,666

franklintempleton.com	Annual Report	15

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
Japan 9.3%
Kirin Holdings Co. Ltd.	Beverages	1,520,400	$30,033,034
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	1,763,640	42,266,931
Panasonic Corp.	Household Durables	6,765,990	52,231,265
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	1,054,700	37,299,458
Sumitomo Mitsui Financial Group Inc.	Banks	1,317,030	43,192,286
Suntory Beverage & Food Ltd.	Beverages	774,410	33,386,340
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	2,077,230	70,195,846

			308,605,160

Luxembourg 2.2%
SES SA, IDR	Media	4,502,536	72,523,747

Netherlands 3.1%
Aegon NV	Insurance	7,603,232	28,939,295
ING Groep NV	Banks	7,684,222	73,452,502

			102,391,797

Portugal 1.0%
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	2,333,890	33,501,232

Singapore 2.4%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	35,154,451	80,299,474

South Korea 4.1%
Hana Financial Group Inc.	Banks	774,787	20,801,971
KB Financial Group Inc.	Banks	1,294,136	42,443,307
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,040,400	74,166,329

			137,411,607

Spain 0.5%
Telefonica SA	Diversified Telecommunication Services	2,208,510	15,294,880

Switzerland 2.6%
Alcon Inc.	Health Care Equipment & Supplies	28,564	1,740,071
Roche Holding AG	Pharmaceuticals	315,502	86,250,281

			87,990,352

Thailand 1.5%
Bangkok Bank PCL, fgn.	Banks	8,609,670	48,229,900

United Kingdom 9.3%
Barclays PLC	Banks	19,811,840	32,924,815
BP PLC	Oil, Gas & Consumable Fuels	10,473,866	63,738,015
Kingfisher PLC	Specialty Retail	19,915,730	47,114,221
Royal Dutch Shell PLC, B	Oil, Gas & Consumable Fuels	2,191,977	60,402,100
Standard Chartered PLC	Banks	6,246,036	47,265,331
Vodafone Group PLC	Wireless Telecommunication Services	31,695,614	59,861,920

			311,306,402

United States 25.6%
AmerisourceBergen Corp.	Health Care Providers & Services	383,300	31,534,091
Capital One Financial Corp.	Consumer Finance	394,615	34,181,551
Cardinal Health Inc.	Health Care Providers & Services	690,340	29,774,364
Citigroup Inc.	Banks	759,799	48,893,066

16	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

	Industry	Shares	Value
Common Stocks (continued)
United States (continued)
Comcast Corp., A	Media	818,214	$36,214,152
[a]CommScope Holding Co. Inc.	Communications Equipment	1,414,050	15,186,897
Coty Inc., A	Personal Products	2,681,016	25,603,703
Exxon Mobil Corp.	Oil, Gas & Consumable Fuels	767,250	52,541,280
Gilead Sciences Inc.	Biotechnology	1,300,850	82,656,009
Kellogg Co.	Food Products	1,659,210	104,198,388
[a]Knowles Corp.	Electronic Equipment, Instruments
	& Components	1,882,870	38,184,604
The Kroger Co.	Food & Staples Retailing	2,771,320	65,624,857
[a]Mattel Inc.	Leisure Products	2,864,840	28,075,432
[a]Navistar International Corp.	Machinery	1,036,662	23,843,226
Oracle Corp.	Software	1,088,594	56,672,204
United Parcel Service Inc., B	Air Freight & Logistics	359,020	42,601,313
Verizon Communications Inc.	Diversified Telecommunication Services	300,950	17,503,252
Walgreens Boots Alliance Inc.	Food & Staples Retailing	1,493,330	76,443,563
Wells Fargo & Co.	Banks	965,425	44,959,842

			854,691,794

Total Common Stocks (Cost $3,246,222,982)			3,028,712,519

		Principal Amount*
Short Term Investments 7.0%

Time Deposits 7.0%
Australia 1.6%
National Australia Bank Ltd, 2.00%, 9/03/19		$52,000,000	52,000,000

Canada 5.4%
Bank of Montreal, 1.95%, 9/03/19		36,000,000	36,000,000
National Bank of Canada, 2.05%, 9/03/19		22,000,000	22,000,000
Royal Bank of Canada, 2.10%, 9/03/19		124,000,000	124,000,000

			182,000,000

Total Time Deposits (Cost $234,000,000)			234,000,000

Total Investments (Cost $3,480,222,982) 97.8%			3,262,712,519
Other Assets, less Liabilities 2.2%			72,680,857

Net Assets 100.0%			$3,335,393,376

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

franklintempleton.com	Annual Report	17

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

At August 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
British Pound	BOFA		Buy	2,640,000	$3,213,432	10/15/19	$4,729	$—
British Pound	BOFA		Buy	5,078,938	6,363,017	10/15/19	—	(171,789)
British Pound	BOFA		Sell	55,609,011	69,857,152	10/15/19	2,069,745	—
British Pound	GSCO		Buy	2,640,000	3,213,561	10/15/19	4,600	—
British Pound	GSCO		Buy	5,078,938	6,363,275	10/15/19	—	(172,048)
British Pound	GSCO		Sell	55,598,022	69,806,097	10/15/19	2,032,086	—
British Pound	HSBK		Buy	2,640,000	3,216,069	10/15/19	2,092	—
British Pound	HSBK		Buy	5,078,938	6,363,839	10/15/19	—	(172,612)
British Pound	HSBK		Sell	55,605,445	69,801,515	10/15/19	2,018,455	—
British Pound	MSCO		Buy	2,640,000	3,213,458	10/15/19	4,703	—
British Pound	MSCO		Buy	5,078,938	6,363,116	10/15/19	—	(171,888)
British Pound	MSCO		Sell	55,607,236	69,815,997	10/15/19	2,030,754	—
British Pound	UBSW		Buy	2,640,000	3,213,429	10/15/19	4,732	—
British Pound	UBSW		Buy	5,078,938	6,363,571	10/15/19	—	(172,344)
British Pound	UBSW		Sell	55,605,212	69,810,119	10/15/19	2,027,344	—
Canadian Dollar	BOFA		Buy	555,888	417,453	10/15/19	225	—
Canadian Dollar	BOFA		Buy	1,334,850	1,013,208	10/15/19	—	(10,240)
Canadian Dollar	BOFA		Sell	21,556,042	16,484,152	10/15/19	287,557	—
Canadian Dollar	GSCO		Buy	555,888	417,594	10/15/19	84	—
Canadian Dollar	GSCO		Buy	1,334,850	1,013,157	10/15/19	—	(10,189)
Canadian Dollar	GSCO		Sell	21,557,529	16,484,166	10/15/19	286,455	—
Canadian Dollar	HSBK		Buy	555,888	417,539	10/15/19	139	—
Canadian Dollar	HSBK		Buy	1,334,850	1,013,172	10/15/19	—	(10,204)
Canadian Dollar	HSBK		Sell	21,556,554	16,476,318	10/15/19	279,338	—
Canadian Dollar	MSCO		Buy	555,888	417,562	10/15/19	116	—
Canadian Dollar	MSCO		Buy	1,334,850	1,013,163	10/15/19	—	(10,194)
Canadian Dollar	MSCO		Sell	21,555,871	16,482,972	10/15/19	286,507	—
Canadian Dollar	UBSW		Buy	555,888	417,531	10/15/19	147	—
Canadian Dollar	UBSW		Buy	1,334,850	1,013,180	10/15/19	—	(10,212)
Canadian Dollar	UBSW		Sell	21,553,940	16,477,341	10/15/19	282,327	—
Danish Krone	BOFA		Buy	6,188,237	934,286	10/15/19	—	(18,669)
Danish Krone	BOFA		Sell	51,280,584	7,789,282	10/15/19	201,770	—
Danish Krone	GSCO		Buy	6,188,237	934,286	10/15/19	—	(18,669)
Danish Krone	GSCO		Sell	50,247,529	7,631,219	10/15/19	196,558	—
Danish Krone	HSBK		Buy	6,188,237	934,196	10/15/19	—	(18,579)
Danish Krone	HSBK		Sell	51,253,123	7,782,073	10/15/19	198,624	—
Danish Krone	MSCO		Buy	6,188,237	934,236	10/15/19	—	(18,621)
Danish Krone	MSCO		Sell	51,255,966	7,783,911	10/15/19	200,042	—
Danish Krone	UBSW		Buy	6,188,237	934,261	10/15/19	—	(18,645)
Danish Krone	UBSW		Sell	51,297,003	7,789,339	10/15/19	199,397	—
Euro	BOFA		Sell	134,023,240	151,610,371	10/15/19	3,766,090	—
Euro	GSCO		Sell	134,033,209	151,605,755	10/15/19	3,750,478	—
Euro	HSBK		Sell	134,016,063	151,554,936	10/15/19	3,718,572	—
Euro	MSCO		Sell	134,010,607	151,569,514	10/15/19	3,739,169	—
Euro	UBSW		Sell	134,011,859	151,567,336	10/15/19	3,735,609	—

18	Annual Report	franklintempleton.com

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Hong Kong Dollar	BOFA	Buy	11,734,882	$1,496,090	10/15/19	$520	$—
Hong Kong Dollar	BOFA	Buy	19,890,207	2,540,508	10/15/19	—	(3,809)
Hong Kong Dollar	BOFA	Sell	28,800,000	3,671,865	10/15/19	—	(1,145)
Hong Kong Dollar	BOFA	Sell	311,079,097	39,813,997	10/15/19	140,498	—
Hong Kong Dollar	GSCO	Buy	11,734,882	1,496,136	10/15/19	473	—
Hong Kong Dollar	GSCO	Buy	19,890,207	2,540,581	10/15/19	—	(3,882)
Hong Kong Dollar	GSCO	Sell	28,800,000	3,671,772	10/15/19	—	(1,239)
Hong Kong Dollar	GSCO	Sell	311,073,231	39,812,787	10/15/19	140,036	—
Hong Kong Dollar	HSBK	Buy	11,734,882	1,496,062	10/15/19	547	—
Hong Kong Dollar	HSBK	Buy	19,890,207	2,540,391	10/15/19	—	(3,692)
Hong Kong Dollar	HSBK	Sell	28,800,000	3,672,743	10/15/19	—	(267)
Hong Kong Dollar	HSBK	Sell	311,057,148	39,812,767	10/15/19	142,067	—
Hong Kong Dollar	MSCO	Buy	11,734,882	1,496,114	10/15/19	495	—
Hong Kong Dollar	MSCO	Buy	19,890,207	2,540,402	10/15/19	—	(3,702)
Hong Kong Dollar	MSCO	Sell	28,800,000	3,672,724	10/15/19	—	(287)
Hong Kong Dollar	MSCO	Sell	311,090,053	39,813,004	10/15/19	138,108	—
Hong Kong Dollar	UBSW	Buy	11,734,882	1,496,072	10/15/19	537	—
Hong Kong Dollar	UBSW	Buy	19,890,207	2,540,396	10/15/19	—	(3,696)
Hong Kong Dollar	UBSW	Sell	28,800,000	3,672,599	10/15/19	—	(411)
Hong Kong Dollar	UBSW	Sell	311,067,595	39,813,442	10/15/19	141,410	—
Japanese Yen	BOFA	Buy	413,386,845	3,910,645	10/15/19	—	(6,193)
Japanese Yen	BOFA	Sell	6,663,711,119	61,777,106	10/15/19	—	(1,161,850)
Japanese Yen	GSCO	Buy	413,386,845	3,909,691	10/15/19	—	(5,239)
Japanese Yen	GSCO	Sell	6,663,904,968	61,762,470	10/15/19	—	(1,178,317)
Japanese Yen	HSBK	Buy	413,386,845	3,910,205	10/15/19	—	(5,753)
Japanese Yen	HSBK	Sell	6,663,542,153	61,754,586	10/15/19	—	(1,182,774)
Japanese Yen	MSCO	Buy	413,386,845	3,909,833	10/15/19	—	(5,381)
Japanese Yen	MSCO	Sell	6,663,463,683	61,771,949	10/15/19	—	(1,164,671)
Japanese Yen	UBSW	Buy	413,386,845	3,910,730	10/15/19	—	(6,279)
Japanese Yen	UBSW	Sell	6,663,210,783	61,744,992	10/15/19	—	(1,189,239)
Singapore Dollar	BOFA	Buy	815,785	587,542	10/15/19	621	—
Singapore Dollar	BOFA	Buy	1,400,000	1,022,010	10/15/19	—	(12,640)
Singapore Dollar	BOFA	Sell	24,107,417	17,771,647	10/15/19	390,728	—
Singapore Dollar	GSCO	Buy	815,785	587,602	10/15/19	561	—
Singapore Dollar	GSCO	Buy	1,400,000	1,022,064	10/15/19	—	(12,695)
Singapore Dollar	GSCO	Sell	24,111,341	17,774,160	10/15/19	390,412	—
Singapore Dollar	HSBK	Buy	815,785	587,538	10/15/19	625	—
Singapore Dollar	HSBK	Buy	1,400,000	1,022,055	10/15/19	—	(12,685)
Singapore Dollar	HSBK	Sell	24,104,215	17,767,977	10/15/19	389,366	—
Singapore Dollar	MSCO	Buy	815,785	587,579	10/15/19	584	—
Singapore Dollar	MSCO	Buy	1,400,000	1,022,144	10/15/19	—	(12,775)
Singapore Dollar	MSCO	Sell	24,109,092	17,770,131	10/15/19	388,004	—
Singapore Dollar	UBSW	Buy	815,785	587,659	10/15/19	504	—
Singapore Dollar	UBSW	Buy	1,400,000	1,022,072	10/15/19	—	(12,703)
Singapore Dollar	UBSW	Sell	24,107,428	17,769,350	10/15/19	388,423	—
South Korean Won	BOFA	Buy	2,715,721,851	2,241,218	10/15/19	5,198	—

franklintempleton.com	Annual Report	19

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton World Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
South Korean Won	BOFA	Sell	44,291,680,353	$37,551,234	10/15/19	$913,636	$—
South Korean Won	GSCO	Buy	2,715,721,851	2,240,551	10/15/19	5,865	—
South Korean Won	GSCO	Sell	35,982,388,953	30,511,650	10/15/19	747,408	—
South Korean Won	HSBK	Buy	2,715,721,851	2,241,113	10/15/19	5,303	—
South Korean Won	HSBK	Sell	33,758,007,353	28,607,269	10/15/19	683,011	—
South Korean Won	MSCO	Buy	2,715,721,851	2,240,616	10/15/19	5,800	—
South Korean Won	MSCO	Sell	28,280,791,202	23,959,665	10/15/19	566,102	—
South Korean Won	UBSW	Buy	2,715,721,851	2,240,847	10/15/19	5,569	—
South Korean Won	UBSW	Sell	28,309,095,516	23,998,894	10/15/19	581,917	—
Swiss Franc	BOFA	Buy	9,324,419	9,580,668	10/15/19	—	(120,057)
Swiss Franc	BOFA	Sell	26,161,989	26,658,096	10/15/19	113,983	—
Swiss Franc	GSCO	Buy	9,324,419	9,582,044	10/15/19	—	(121,432)
Swiss Franc	GSCO	Sell	26,179,279	26,670,605	10/15/19	108,950	—
Swiss Franc	HSBK	Buy	9,324,419	9,580,580	10/15/19	—	(119,968)
Swiss Franc	HSBK	Sell	26,155,957	26,644,619	10/15/19	106,626	—
Swiss Franc	MSCO	Buy	9,324,419	9,579,695	10/15/19	—	(119,082)
Swiss Franc	MSCO	Sell	26,155,174	26,641,651	10/15/19	104,452	—
Swiss Franc	UBSW	Buy	9,324,419	9,581,071	10/15/19	—	(120,459)
Swiss Franc	UBSW	Sell	26,160,978	26,648,376	10/15/19	105,290	—
Thailand Baht	BOFA	Buy	53,377,147	1,733,555	10/15/19	8,590	—
Thailand Baht	BOFA	Sell	329,739,563	10,749,456	10/15/19	—	(12,724)
Thailand Baht	GSCO	Buy	53,377,147	1,734,454	10/15/19	7,693	—
Thailand Baht	GSCO	Sell	329,856,205	10,753,258	10/15/19	—	(12,729)
Thailand Baht	HSBK	Buy	53,377,147	1,733,362	10/15/19	8,784	—
Thailand Baht	HSBK	Sell	329,755,931	10,741,236	10/15/19	—	(21,478)
Thailand Baht	MSCO	Buy	53,377,147	1,733,946	10/15/19	8,200	—
Thailand Baht	MSCO	Sell	329,685,204	10,746,633	10/15/19	—	(13,773)
Thailand Baht	UBSW	Buy	53,377,147	1,733,531	10/15/19	8,613	—
Thailand Baht	UBSW	Sell	329,767,154	10,742,301	10/15/19	—	(20,780)

Total Forward Exchange Contracts						$38,083,953	$(7,678,709)

Net unrealized appreciation (depreciation)						$30,405,244

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 8 regarding other derivative information.

See Abbreviations on page 36.

20	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

August 31, 2019

Templeton World Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,480,222,982

Value - Unaffiliated issuers	$3,262,712,519
Cash	73,755
Restricted cash for OTC derivative contracts (Note 1d)	5,140,000
Foreign currency, at value (cost $2,020,493)	2,032,147
Receivables:
Investment securities sold	33,003,067
Capital shares sold	513,044
Dividends	15,066,897
European Union tax reclaims	224,664
Unrealized appreciation on OTC forward exchange contracts	38,083,953
Other assets	1,897

Total assets	3,356,851,943

Liabilities:
Payables:
Investment securities purchased	1,705,872
Capital shares redeemed	2,703,844
Management fees	1,976,928
Distribution fees	696,582
Transfer agent fees	453,133
Deposits from brokers for:
OTC derivative contracts	5,140,000
Unrealized depreciation on OTC forward exchange contracts	7,678,709
Deferred tax	768,732
Accrued expenses and other liabilities	334,767

Total liabilities	21,458,567

Net assets, at value	$3,335,393,376

Net assets consist of:
Paid-in capital	$3,387,834,606
Total distributable earnings (loss)	(52,441,230)

Net assets, at value	$3,335,393,376

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	21

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

August 31, 2019

Templeton World Fund

Class A:
Net assets, at value	$3,150,057,316

Shares outstanding	246,795,392

Net asset value per share[a]	$12.76

Maximum offering price per share (net asset value per share ÷ 94.50%)	$13.50

Class C:
Net assets, at value	$28,849,831

Shares outstanding	2,352,699

Net asset value and maximum offering price per share[a]	$12.26

Class R6:
Net assets, at value	$43,595,404

Shares outstanding	3,425,839

Net asset value and maximum offering price per share	$12.73

Advisor Class:
Net assets, at value	$112,890,825

Shares outstanding	8,861,638

Net asset value and maximum offering price per share	$12.74

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2019

Templeton World Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$113,353,090
Interest:
Unaffiliated issuers	3,267,382
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	65,279
Non-controlled affiliates (Note 3f)	20,560

Total investment income	116,706,311

Expenses:
Management fees (Note 3a)	26,016,019
Distribution fees: (Note 3c)
Class A	8,681,647
Class C	471,867
Transfer agent fees: (Note 3e)
Class A	2,860,483
Class C	38,351
Class R6	25,449
Advisor Class	105,895
Custodian fees (Note 4)	298,130
Reports to shareholders	183,751
Registration and filing fees	177,378
Professional fees	164,490
Trustees’ fees and expenses	165,672
Other	89,517

Total expenses	39,278,649
Expenses waived/paid by affiliates (Note 3f and 3g)	(15,908)

Net expenses	39,262,741

Net investment income	77,443,570

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	66,217,291
Written options	291,651
Foreign currency transactions	(906,590)
Forward exchange contracts	111,253,944

Net realized gain (loss)	176,856,296

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(680,794,818)
Translation of other assets and liabilities denominated in foreign currencies	(302,966)
Forward exchange contracts	3,467,994
Written options	1,827
Change in deferred taxes on unrealized appreciation	(768,732)

Net change in unrealized appreciation (depreciation)	(678,396,695)

Net realized and unrealized gain (loss)	(501,540,399)

Net increase (decrease) in net assets resulting from operations	$(424,096,829)

*Foreign taxes withheld on dividends	$8,607,511

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	23

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton World Fund

	Year Ended August 31,

	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$77,443,570	$73,481,792
Net realized gain (loss)	176,856,296	482,663,769
Net change in unrealized appreciation (depreciation)	(678,396,695)	(215,400,246)

Net increase (decrease) in net assets resulting from operations	(424,096,829)	340,745,315

Distributions to shareholders: (Note 1g)
Class A	(588,075,823)	(243,844,040)
Class C	(5,799,689)	(7,980,686)
Class R6	(8,222,619)	(3,221,522)
Advisor Class	(22,790,328)	(8,284,946)

Total distributions to shareholders	(624,888,459)	(263,331,194)

Capital share transactions: (Note 2)
Class A	161,650,576	(338,750,270)
Class C	(76,313,651)	(21,767,393)
Class R6	5,522,328	(5,089,145)
Advisor Class	3,678,515	(13,357,466)

Total capital share transactions	94,537,768	(378,964,274)

Net increase (decrease) in net assets	(954,447,520)	(301,550,153)
Net assets:
Beginning of year	4,289,840,896	4,591,391,049

End of year (Note 1g)	$3,335,393,376	$4,289,840,896

24	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON FUNDS

Notes to Financial Statements

Templeton World Fund

1.  Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton World Fund (Fund) is included in this report. The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV. Investments in time deposits are valued at cost, which approximates fair value.

Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and

franklintempleton.com	Annual Report	25

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

1.  Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At August 31, 2019, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets

26	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

d.  Restricted Cash

At August 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

e.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At August 31, 2019, the Fund had no securities on loan.

f.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its

franklintempleton.com	Annual Report	27

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

f.  Income and Deferred Taxes (continued)

taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

h.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

28	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

i.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:

Class A	$(4,937,007)

Class R6	(243,447)

Advisor Class	(502,930)

Distributions from net realized gains:

Class A	(238,907,033)

Class C	(7,980,686)

Class R6	(2,978,075)

Advisor Class	(7,782,016)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $70,503,712.

2.  Shares of Beneficial Interest

At August 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class A Shares:

Shares sold[a]	16,704,222	$243,971,256	10,715,421	$183,525,967

Shares issued in reinvestment of distributions	44,873,633	547,458,321	13,445,122	228,298,168

Shares redeemed	(45,238,899)	(629,779,001)	(43,934,274)	(750,574,405)

Net increase (decrease)	16,338,956	$161,650,576	(19,773,731)	$(338,750,270)

Class C Shares:

Shares sold	371,407	$4,966,212	353,066	$5,773,148

Shares issued in reinvestment of distributions	461,706	5,438,899	477,955	7,738,087

Shares redeemed[a]	(5,690,915)	(86,718,762)	(2,165,072)	(35,278,628)

Net increase (decrease)	(4,857,802)	$(76,313,651)	(1,334,051)	$(21,767,393)

franklintempleton.com	Annual Report	29

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

2.  Shares of Beneficial Interest (continued)

	Year Ended August 31,

	2019		2018

	Shares	Amount	Shares	Amount

Class R6 Shares:

Shares sold	1,183,321	$16,198,465	1,911,395	$33,094,112

Shares issued in reinvestment of distributions	353,599	4,292,695	98,261	1,662,581

Shares redeemed	(1,099,031)	(14,968,832)	(2,301,480)	(39,845,838)

Net increase (decrease)	437,889	$5,522,328	(291,824)	$(5,089,145)

Advisor Class Shares:

Shares sold	2,753,462	$38,867,356	3,275,702	$56,104,176

Shares issued in reinvestment of distributions	1,566,811	19,052,419	401,452	6,800,595

Shares redeemed	(3,984,726)	(54,241,260)	(4,437,189)	(76,262,237)

Net increase (decrease)	335,547	$3,678,515	(760,035)	$(13,357,466)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Templeton Global Advisors Limited (Global Advisors)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Global Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	In excess of $20 billion

For the year ended August 31, 2019, the gross effective investment management fee rate was 0.694% of the Fund’s average daily net assets.

30	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

b.  Administrative Fees

Under an agreement with Global Advisors, FT Services provides administrative services to the Fund. The fee is paid by Global Advisors based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%

Class C	1.00%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$60,408

CDSC retained	$5,620

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2019, the Fund paid transfer agent fees of $3,030,178, of which $1,516,123 was retained by Investor Services.

franklintempleton.com	Annual Report	31

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

3. Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 1.85%	$—	$43,736,619	$(43,736,619)	$—	$—	$—	—	$20,560

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2019.

Prior to January 1, 2019, the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

h.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended August 31, 2019, these purchase and sale transactions aggregated $0 and $254,466, respectively.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2019, there were no credits earned.

5.  Income Taxes

The tax character of distributions paid during the years ended August 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from:
Ordinary income	$222,455,694	$46,162,583
Long term capital gain	402,432,765	217,168,611

	$624,888,459	$263,331,194

32	Annual Report	franklintempleton.com

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

At August 31, 2019, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,508,155,543

Unrealized appreciation	$332,546,037
Unrealized depreciation	(547,583,817)

Net unrealized appreciation (depreciation)	$(215,037,780)

Distributable earnings:
Undistributed ordinary income	$132,020,195
Undistributed long term capital gains	31,409,791

Total distributable earnings	$163,429,986

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and tax straddles.

The Fund utilized a tax accounting practice to treat a portion of the proceeds from capital shares redeemed as a distribution from realized capital gains.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2019, aggregated $908,133,579 and $1,321,832,194, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Other Derivative Information

At August 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$38,083,953	Unrealized depreciation on OTC forward exchange contracts	$7,678,709

franklintempleton.com	Annual Report	33

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

8.  Other Derivative Information (continued)

For the year ended August 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Year	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Year

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Foreign exchange contracts	Forward exchange contracts	$111,253,944	Forward exchange contracts	$3,467,994

Equity contracts	Written options	291,651	Written options	1,827

Totals		$111,545,595		$3,469,821

For the year ended August 31, 2019, the average month end notional amount of options contracts represented 24,500 shares. The average month end contract value of forward exchange contracts was $2,391,786,256.

At August 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]

Derivatives

Forward exchange contracts	$38,083,953	$7,678,709

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At August 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BOFA	$7,903,890	$(1,519,116)	$(5,488,678)	$—	$896,096
GSCO	7,671,659	(1,536,439)	—	(5,140,000)	995,220
HSBK	7,553,549	(1,548,012)	(4,540,941)	—	1,464,596
MSCO	7,473,036	(1,520,374)	(5,067,384)	—	885,278
UBSW	7,481,819	(1,554,768)	(5,060,879)	—	866,172

Total	$38,083,953	$(7,678,709)	$(20,157,882)	$(5,140,000)	$5,107,362

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

At August 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged	Net Amount (Not less than zero)

Counterparty
BOFA	$1,519,116	$(1,519,116)	$—	$—	$—
GSCO	1,536,439	(1,536,439)	—	—	—
HSBK	1,548,012	(1,548,012)	—	—	—
MSCO	1,520,374	(1,520,374)	—	—	—
UBSW	1,554,768	(1,554,768)	—	—	—

Total	$7,678,709	$(7,678,709)	$—	$—	$—

aAt August 31, 2019, the Fund received U.K. Treasury Bonds and U.S. Treasury Bills, Bonds and Notes as collateral for derivatives.

See Note 1(c) regarding derivative financial instruments.

See Abbreviations on page 36.

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton World Fund (continued)

10.  Fair Value Measurements (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of August 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Equity Investments:
China	$31,320,106	$136,989,668	$—	$168,309,774
Hong Kong	—	69,021,715	—	69,021,715
All Other Equity Investments	2,791,381,030	—	—	2,791,381,030
Short Term Investments	—	234,000,000	—	234,000,000

Total Investments in Securities	$2,822,701,136	$440,011,383	$—	$3,262,712,519

Other Financial Instruments:
Forward Exchange Contracts	$—	$38,083,953	$—	$38,083,953

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$7,678,709	$—	$7,678,709

aFor detailed categories, see the accompanying Statement of Investments.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Selected Portfolio

BOFA	Bank of America Corp.	ADR	American Depositary Receipt
GSCO	The Goldman Sachs Group, Inc.	IDR	International Depositary Receipt
HSBK	HSBC Bank PLC
MSCO	Morgan Stanley
UBSW	UBS AG

36	Annual Report	franklintempleton.com

TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton World Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton World Fund (the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019, the statement of changes in net assets for each of the two years in the period ended August 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended August 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended August 31, 2019 and the financial highlights for each of the five years in the period ended August 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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TEMPLETON FUNDS

Tax Information (unaudited)

Templeton World Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $403,807,243 as a long term capital gain dividend for the fiscal year ended August 31, 2019.

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $61,147,738 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended August 31, 2019.

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 12.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $103,628,876 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	138	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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TEMPLETON FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2003 and Lead Independent Trustee since 2007	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	35	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).
Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

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TEMPLETON FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	22	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	35	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1992 and Vice President since 1996	138	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

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TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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TEMPLETON FUNDS

TEMPLETON WORLD FUND

Shareholder Information

Board Approval of Investment Management Agreements

TEMPLETON FUNDS

Templeton World Fund

(Fund)

At an in-person meeting held on May 21, 2019 (Meeting), the Board of Trustees (Board) of Templeton Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Global Advisors Limited (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization.

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SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended February 28, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the five- and 10-year periods was below the median of its Performance Universe, but for the one- and three-year periods was above the median and in the second quintile of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for the Fund and for Class A and Investor Class shares for funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund, three other global multi-cap value funds and four global large-cap value funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group. The Board also noted that the actual total expense ratio for the Fund was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact

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TEMPLETON FUNDS

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SHAREHOLDER INFORMATION

that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Templeton World Fund

Investment Manager	Distributor	Shareholder Services
Templeton Global Advisors Limited	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301

© 2019 Franklin Templeton Investments. All rights reserved.	102 A 10/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Annual Report	1

ANNUAL REPORT

Templeton International Climate Change Fund

This annual report for Templeton International Climate Change Fund covers the fiscal year ended August 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks total return over the longer term by investing in the equity securities of companies we believe are both undervalued and meet the Fund’s standards for transitioning to a lower carbon economy. Under normal market conditions, the Fund invests at least 80% of its net assets in “non-U.S. securities,” as defined in the prospectus. These securities are predominantly equity securities of companies located outside the U.S., including developing markets.

Performance Overview

The Fund’s Advisor Class shares posted a -6.75% cumulative total return for the 12 months under review. In comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock performance in global developed and emerging markets excluding the U.S., posted a -3.27% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

The global economy expanded during the 12 months ended August 31, 2019, despite weakness in certain regions. Global stocks were aided by upbeat economic data in some regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. The U.S. Federal Reserve’s (Fed’s) patient approach to its monetary policy in early 2019, July rate cut and indications it

Geographic Composition

Based on Total Net Assets as of 8/31/19

will act appropriately to sustain U.S. economic expansion and achieve its inflation objective aided market sentiment.

However, markets reflected concerns about the Fed’s interest-rate hikes and the European Central Bank’s (ECB’s) unwinding of its bond purchase program in 2018, political uncertainties in the U.S. and the European Union, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. In this environment, global developed and emerging market stocks, as measured by the MSCI All Country World Index, posted a +0.28% total return for the 12-month period.1

The U.S. economy grew during the period. After moderating for two consecutive quarters, the economy grew significantly faster in 2019’s first quarter. However, the economy moderated again in the second quarter, due to weakness in inventory investment, exports, housing investment and business investment. The unemployment rate decreased slightly from 3.8% in August 2018 to 3.7% at period-end. 2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.7% at period-end.2

The Fed raised its target range for the federal funds rate by 0.25% at its September and December 2018 meetings, to 2.25%–2.50%. However, at its July 2019 meeting, the Fed lowered the federal funds target rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 11.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated.

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth moderated in 2018’s fourth quarter and accelerated in 2019’s first quarter, but contracted in the second quarter as Brexit uncertainties weighed on business sentiment. The Bank of England kept its key policy rate unchanged during the period and lowered its 2019 and 2020 U.K. economic growth forecasts. The eurozone’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, before moderating in the second quarter. The bloc’s annual inflation rate decreased during the period. The ECB concluded its bond purchase program at the end of 2018 and kept its benchmark interest rate unchanged. After providing details of its new stimulus in June 2019, the ECB signaled in July the potential for a rate cut and additional stimulus to support economic expansion.

In Asia, Japan’s quarterly GDP growth accelerated in 2018’s fourth quarter and 2019’s first quarter, but moderated in the second quarter. The Bank of Japan (BOJ) left its benchmark interest rate unchanged and continued its stimulus measures during the period. In July 2019, the BOJ expressed its openness to increase stimulus in an effort to sustain economic growth and achieve its inflation goal.

In larger emerging markets, Brazil’s quarterly GDP growth slowed in 2018’s fourth quarter, contracted in 2019’s first quarter and accelerated in the second quarter. The Central Bank of Brazil lowered its benchmark interest rate in July 2019. Russia’s annual GDP growth accelerated in 2018’s fourth quarter, moderated in 2019’s first quarter and reaccelerated in the second quarter. The Bank of Russia cut its key interest rate twice toward period-end after increasing it twice earlier in the period. China’s annual GDP growth rate moderated in 2018’s fourth quarter, held steady in 2019’s first quarter and moderated again in the second quarter. The People’s Bank of China implemented an interest-rate reform in August, designating the loan prime rate as the new benchmark for household and business loans, effectively lowering interest rates. Overall, global emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a -3.99% total return during the 12-month period.1

Top 10 Sectors/Industries

8/31/19

% of Total Net Assets

Electrical Equipment	14.6%

Banks	9.1%

Chemicals	8.6%

Pharmaceuticals	7.3%

Multi-Utilities	5.6%

Semiconductors & Semiconductor Equipment	5.1%

Household Durables	4.2%

Electronic Equipment, Instruments & Components	4.0%

Electric Utilities	3.6%

Wireless Telecommunication Services	3.5%

Investment Strategy

Our investment strategy employs a bottom-up, value-oriented, long-term approach to select attractively valued companies preparing for a transition to a lower carbon economy and that meet our climate change criteria. We focus on the market price of the company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. Our analysis includes an assessment of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.

Manager’s Discussion

Amid a difficult environment for value investors, the Fund underperformed its benchmark index during the 12-month period under review. Stock selection in the health care, consumer discretionary and financials sectors had the largest negative impact on relative performance.3

In health care, shares of Israeli generic drug-maker Teva Pharmaceutical Industries fell and company bond yields spiked after a surprise settlement in a U.S. opioid lawsuit increased existing litigation risk related to an industry-wide price-fixing scandal. While these situations are unlikely to materially impact near-term cash flow—which we believe should improve amidst ongoing cost-cutting—they do raise the company’s risk profile given Teva’s high financial and operating leverage in the competitive, commodity-like generic drug industry. We continue to monitor the situation and

3. The health care sector comprises pharmaceuticals in the SOI. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; leisure products; specialty retail; and textiles, apparel and luxury goods in the SOI. The financials sector comprises banks and capital markets in the SOI.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

assess Teva’s position in the Fund. Unlike other defensive sectors, health care is less of a simple bond proxy and offers defensiveness independent of interest-rate fluctuations. The sector also offers solid growth potential through innovation and expansion into untapped markets. Concerns persist about regulation and pricing, but history suggests that companies capable of providing products that address unmet medical needs can continue to thrive and profit.

Top 10 Holdings

8/31/19

Company Sector/Industry, Country	% of Total Net Assets

Signify NV Electrical Equipment, Netherlands	4.0%

Landis+Gyr Group AG Electronic Equipment, Instruments & Components, Switzerland	4.0%

Prysmian SpA Electrical Equipment, Italy	3.9%

Orsted AS Electric Utilities, Denmark	3.6%

Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	3.3%

Siemens Gamesa Renewable Energy SA Electrical Equipment, Spain	3.0%

Sanofi Pharmaceuticals, France	3.0%

Arcadis NV Construction & Engineering, Netherlands	3.0%

Veolia Environnement SA Multi-Utilities, France	2.8%

BNP Paribas SA Banks, France	2.7%

In consumer discretionary, Japanese electronics company Panasonic was the largest relative detractor. In our analysis, fuller valuations in the sector recently led us to sell some holdings and redirect proceeds toward areas that we believe offer more attractive longer-term value. We remain cautious on consumer industries exposed to late-cycle demand dynamics and/or trade war risks, like automotive. Opportunities remain in select retail franchises that can grow in a challenging environment or restructure their operations.

Top 10 Countries

8/31/19

% of Total Net Assets

Japan	15.1%

France	14.1%

U.K.	10.8%

Netherlands	9.3%

Denmark	7.6%

Germany	7.2%

Switzerland	5.6%

Taiwan	4.3%

Italy	3.9%

Sweden	3.2%

In financials, French-bank BNP Paribas was a major detractor. Across the sector, we sold out of a handful of lower-quality holdings with high political risk and significant interest-rate sensitivity, particularly in Europe. In the current environment, we favor well-capitalized, well-managed companies with sound balance sheets and healthy dividends operating in attractive markets, but trading at what we consider unwarranted discounts to tangible book value.

In contrast, stock selection and overweighting in utilities boosted relative performance.4 Stock selection in the industrials and information technology (IT) sectors also contributed.5

Utilities is a particular point of focus for the Fund. Denmark-based Orsted, the world’s largest developer and owner of offshore wind generation projects, performed well as the company continued to build out its pipeline of offshore wind projects, including an expansion into new markets in Asia and North America. Also in the sector, shares of French water- and waste-treatment firm Veolia Environnement rose after the firm reported better-than-expected earnings and received a favorable tax ruling from a U.S. court. We remain positive on the stock. The effect of restructuring initiatives should become increasingly evident as tailwinds like greater environmental legislation and corporate commitments, as well as a potential rise in inflation, could eventually bolster revenues.

In industrials, Dutch lighting company Signify was the largest relative contributor. In the sector, we have avoided what we

4. The utilities sector comprises electric utilities, independent power and renewable electricity producers, and multi-utilities in the SOI.

5. The industrials sector comprises building products, construction and engineering, electrical equipment and industrial conglomerates in the SOI. The IT sector comprises electronic equipment, instruments and components; semiconductors and semiconductor equipment; and technology hardware, storage and peripherals in the SOI.

See www.franklintempletondatasources.com for additional data provider information.

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deemed to be expensive companies that failed to reflect the maturity of their business cycles or seem to us excessively optimistic about sustainable growth rates and returns. Protectionism is a risk as export-oriented capital goods firms remain at the forefront of trade war rhetoric, though we believe valuations are beginning to reflect such concerns.

In IT, Switzerland-based Landis+Gyr is one of the world’s largest suppliers of residential electricity smart meters and was a top relative contributor for the period. The company also provides the data management systems that help utilities and consumers monitor and manage their electricity usage, leading to improved overall energy efficiency for the network. The company recently reported an improved focus on cost reductions and new data management contracts with utilities. We believe Landis+Gyr enjoys favorable long-term growth prospects due to the potential for energy efficiencies and cost savings through the use of its products and services.

Regionally, stock selection in Israel (our only holding in the Middle East & Africa region) and Europe detracted from relative performance. We have continued to find compelling bargains across Europe, where we think regional valuations reflect excessive pessimism. While the market is almost universally bearish, we believe the region is cheap and well-positioned to benefit from a weaker euro, looser financial conditions, a more accommodative central bank, renewed fiscal stimulus and a potential pickup in both domestic and external economic activity. Stock selection in Asia also detracted from relative returns.

No regions contributed to relative returns, but an underweighting in South Korea and stock selection in Taiwan helped relative performance.

We believe we are taking the necessary steps to improve investment outcomes in a difficult environment. These steps include upgrading the quality of the Fund’s portfolio to own more defensive, dividend-paying holdings in a late-cycle, low-rate environment, as well as allocating resources to uncover the best long-term investment opportunities in overlooked market segments. We have also enhanced our research database, developed a new system to quantify economic exposures at the portfolio level, made targeted changes to research coverage and investment personnel, and begun to manage more focused portfolios with fewer stocks to ensure that only the highest-conviction names are represented.

In our opinion, our portfolio would also benefit from a turn in the market cycle following the worst stretch of performance for value stocks on record. While some investors have given up on value, concluding that “this time it’s different,” we continue to expect value to eventually recover. In short, we believe the forces negatively impacting value—the macroeconomic/policy environment, technological innovation and a changing market structure—are all either overstated or temporary in nature.

Recent challenges mark the third significant episode of underperformance in our firm’s seven-decade history, joining the Japan Bubble of the late 1980s and the Technology Bubble of the late 1990s. Through each of these events we have always emerged stronger, eventually reaping the rewards of prudence and discipline once the cycle turns. We believe this could again be the case as conditions evolve, and we are working hard to position our portfolios to maximize long-term benefits.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended August 31, 2019, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Maarten Bloemen

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of August 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Performance Summary as of August 31, 2019

The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 8/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. Advisor Class shares are offered without sales charges.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

Advisor
1-Year	-6.75%		-6.75%

Since Inception (6/1/18)	-10.10%		-8.17%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

See page 8 for Performance Summary footnotes.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Advisor Class (6/1/18–8/31/19)

See page 8 for Performance Summary footnotes.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

PERFORMANCE SUMMARY

Distributions (9/1/18–8/31/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Total

Advisor	$0.0526	$0.0214	$0.0740

Total Annual Operating Expenses[5]
Share Class	With Fee Waiver	Without Fee Waiver
Advisor	0.98%	7.92%

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in developing markets involve heightened risks related to the same factors. Currency rates may fluctuate significantly over short periods of time, and can reduce returns. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in companies in Europe. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 12/31/19. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. The MSCI ACWI ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets, excluding the U.S.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/191, [2]	Net Annualized Expense Ratio[2]

Advisor	$1,000	$980.20	$4.84	$1,020.32	$4.94	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

Annual Report	9

TEMPLETON FUNDS

Financial Highlights

Templeton International Climate Change Fund

	Year Ended August 31,
	2019	2018[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$ 9.64	$10.00

Income from investment operations[b]:

Net investment income[c]	0.27	0.04

Net realized and unrealized gains (losses)	(0.93)	(0.40)

Total from investment operations	(0.66)	(0.36)

Less distributions from:

Net investment income	(0.05)	—

Net realized gains	(0.02)	—

Total distributions	(0.07)	—

Net asset value, end of year	$ 8.91	$ 9.64

Total return[d]	(6.75)%	(3.60)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	9.65%	13.30%

Expenses net of waiver and payments by affiliates	0.97%	0.97%

Net investment income	2.94%	1.51%

Supplemental data

Net assets, end of year (000’s)	$1,783	$1,929

Portfolio turnover rate	9.55%	7.95%

aFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

10	Annual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

Statement of Investments, August 31, 2019

Templeton International Climate Change Fund

	Industry	Shares	Value
Common Stocks 96.5%

Austria 1.9%
Lenzing AG	Chemicals	358	$33,741

Belgium 2.7%
Recticel SA	Chemicals	1,243	10,041
Umicore SA	Chemicals	1,182	37,636
			47,677

China 0.9%
China Mobile Ltd.	Wireless Telecommunication Services	2,000	16,549

Denmark 7.6%
Novozymes AS	Chemicals	549	23,410
Orsted AS	Electric Utilities	666	63,591
Vestas Wind Systems AS	Electrical Equipment	655	48,126
			135,127

France 14.1%
BNP Paribas SA	Banks	1,084	48,890
Cie Generale des Etablissements Michelin SCA	Auto Components	368	38,667
Compagnie de Saint-Gobain	Building Products	801	28,894
Sanofi	Pharmaceuticals	622	53,406
Sodexo SA	Hotels, Restaurants & Leisure	267	30,256
Veolia Environnement SA	Multi-Utilities	2,128	50,871
			250,984

Germany 7.2%
E.ON SE	Multi-Utilities	5,162	47,970
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	1,868	32,333
Siemens AG	Industrial Conglomerates	482	48,182
			128,485

India 1.6%
[a]Azure Power Global Ltd.	Independent Power & Renewable Electricity Producers	2,600	28,574

Israel 0.6%
[a]Teva Pharmaceutical Industries Ltd., ADR	Pharmaceuticals	1,600	11,040

Italy 3.9%
Prysmian SpA	Electrical Equipment	3,198	69,964

Japan 15.1%
Ajinomoto Co. Inc.	Food Products	1,700	30,996
Asics Corp.	Textiles, Apparel & Luxury Goods	2,200	28,413
Astellas Pharma Inc.	Pharmaceuticals	1,900	26,327
Panasonic Corp.	Household Durables	4,800	37,054
Rinnai Corp.	Household Durables	400	25,114
Sekisui House Ltd.	Household Durables	700	12,424
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	1,400	39,423
Suntory Beverage & Food Ltd.	Beverages	700	30,178
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	1,191	40,248
			270,177

Annual Report	11

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton International Climate Change Fund (continued)

	Industry	Shares	Value

Common Stocks (continued)

Netherlands 9.3%
Arcadis NV	Construction & Engineering	2,787	$52,718
ING Groep NV	Banks	4,409	42,145
Signify NV	Electrical Equipment	2,437	71,275

			166,138

Singapore 2.1%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	16,300	37,232

South Korea 2.6%
[b]Samsung Electronics Co. Ltd., GDR, 144A	Technology Hardware, Storage & Peripherals	50	45,700

Spain 3.0%
Siemens Gamesa Renewable Energy SA	Electrical Equipment	3,924	53,415

Sweden 3.2%
Billerudkorsnas AB	Containers & Packaging	2,817	31,163
Scandi Standard AB	Food Products	3,517	26,475

			57,638

Switzerland 5.6%
ABB Ltd.	Electrical Equipment	941	17,825
Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	861	70,543
UBS Group AG	Capital Markets	1,050	11,085

			99,453

Taiwan 4.3%
Giant Manufacturing Co. Ltd.	Leisure Products	2,500	17,437
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	Semiconductors & Semiconductor Equipment	1,400	59,682

			77,119

United Kingdom 10.8%
HSBC Holdings PLC	Banks	4,000	28,818
Johnson Matthey PLC	Chemicals	1,368	48,432
Kingfisher PLC	Specialty Retail	10,975	25,963
Standard Chartered PLC	Banks	5,661	42,838
Vodafone Group PLC	Wireless Telecommunication Services	24,249	45,798

			191,849

Total Common Stocks (Cost $1,957,022)			1,720,862

12	Annual Report

TEMPLETON FUNDS

STATEMENT OF INVESTMENTS

Templeton International Climate Change Fund (continued)

	Shares	Value

Short Term Investments (Cost $36,996) 2.1%

Money Market Funds 2.1%
United States 2.1%
[c,d]Institutional Fiduciary Trust Money Market Portfolio, 1.85%	36,996	$36,996

Total Investments (Cost $1,994,018) 98.6%		1,757,858

Other Assets, less Liabilities 1.4%		24,706

Net Assets 100.0%		$1,782,564

See Abbreviations on page 23.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At August 31, 2019, the value of this security was $45,700, representing 2.6% of net assets.

cSee Note 3(e) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

The accompanying notes are an integral part of these financial statements. | Annual Report	13

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

August 31, 2019

Templeton International Climate Change Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,957,022
Cost - Non-controlled affiliates (Note 3e)	36,996

Value - Unaffiliated issuers	$1,720,862
Value - Non-controlled affiliates (Note 3e)	36,996
Receivables:
Investment securities sold	15,804
Dividends	2,612
Affiliates	72,515

Total assets	1,848,789

Liabilities:
Payables:
Investment securities purchased	12,348
Transfer agent fees	30
Professional fees	50,960
Accrued expenses and other liabilities	2,887

Total liabilities	66,225

Net assets, at value	$1,782,564

Net assets consist of:
Paid-in capital	$1,990,852
Total distributable earnings (loss)	(208,288)

Net assets, at value	$1,782,564

Shares outstanding	200,000

Net asset value and maximum offering price per share	$8.91

14	Annual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statement of Operations

for the year ended August 31, 2019

Templeton International Climate Change Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 69,735
Non-controlled affiliates (Note 3e)	893

Total investment income	70,628

Expenses:
Management fees (Note 3a)	12,758
Transfer agent fees (Note 3d)	451
Custodian fees (Note 4)	308
Reports to shareholders	6,728
Professional fees	71,228
Amortization of offering costs (Note 1e)	75,542
Other	7,600

Total expenses	174,615
Expenses waived/paid by affiliates (Note 3f)	(157,064)

Net expenses	17,551

Net investment income	53,077

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(22,028)
Foreign currency transactions	(11)

Net realized gain (loss)	(22,039)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(162,200)
Translation of other assets and liabilities denominated in foreign currencies	2

Net change in unrealized appreciation (depreciation)	(162,198)

Net realized and unrealized gain (loss)	(184,237)

Net increase (decrease) in net assets resulting from operations	$(131,160)

*Foreign taxes withheld on dividends	$ 7,056

The accompanying notes are an integral part of these financial statements. | Annual Report	15

TEMPLETON FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Templeton International Climate Change Fund

	Year Ended August 31,

	2019	2018[a]

Increase (decrease) in net assets:
Operations:
Net investment income	$ 53,077	$ 7,277
Net realized gain (loss)	(22,039)	(4,793)
Net change in unrealized appreciation (depreciation)	(162,198)	(73,960)

Net increase (decrease) in net assets resulting from operations	(131,160)	(71,476)

Distributions to shareholders (Note 1d)	(14,800)	—

Capital share transactions (Note 2)	—	2,000,000

Net increase (decrease) in net assets	(145,960)	1,928,524
Net assets:

Beginning of year	1,928,524	—

End of year (Note 1d)	$1,782,564	$1,928,524

aFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

16	Annual Report | The accompanying notes are an integral part of these financial statements.

TEMPLETON FUNDS

Notes to Financial Statements

Templeton International Climate Change Fund

1.  Organization and Significant Accounting Policies

Templeton Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of three separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Templeton International Climate Change Fund (Fund) is included in this report. The Fund has five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund currently operates with one class of shares, Advisor Class.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent

Annual Report	17

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton International Climate Change Fund (continued)

1.  Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

pricing services. At August 31, 2019, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of August 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with

18	Annual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton International Climate Change Fund (continued)

U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Offering Costs

Offering costs are amortized on a straight line basis over the first twelve months of operations.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, undistributed net investment income included in net assets was $6,370.

2.  Shares of Beneficial Interest

At August 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended August 31,

	2019[a]		2018[b]

	Shares	Amount	Shares	Amount

Shares sold	—	$—	200,001	$2,000,010

Shares redeemed	—	—	(1)	(10)

Net increase (decrease)	—	$—	200,000	$2,000,000

aDuring the year there were no transactions of the Fund’s shares.

bFor the period June 1, 2018 (commencement of operations) to August 31, 2018.

Annual Report	19

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton International Climate Change Fund (continued)

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Templeton Investment Corporation (FTIC)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.705%	Up to and including $1 billion

0.690%	Over $1 billion, up to and including $5 billion

0.675%	Over $5 billion, up to and including $10 billion

0.655%	Over $10 billion, up to and including $15 billion

0.635%	Over $15 billion, up to and including $20 billion

0.615%	Over $20 billion, up to and including $25 billion

0.605%	Over $25 billion, up to and including $30 billion

0.595%	Over $30 billion, up to and including $35 billion

0.585%	In excess of $35 billion

b.  Administrative Fees

Under an agreement with FTIC, FT Services provides administrative services to the Fund. The fee is paid by FTIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%

Class C	1.00%

Class R	0.50%

20	Annual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton International Climate Change Fund (continued)

d.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended August 31, 2019, the Fund paid transfer agent fees of $451, which were retained by Investor Services.

e.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended August 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Dividend Income

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 1.85%	$41	$470,737	$(433,782)	$ —	$ —	$36,996	36,996	$893

f.  Waiver and Expense Reimbursements

FTIC has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) of the Fund does not exceed 0.97%, based on the average net assets of each class until December 31, 2019. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

g.  Other Affiliated Transactions

At August 31, 2019, Franklin Resources, Inc. owned 100% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended August 31, 2019, there were no credits earned.

5.  Income Taxes

During the year ended August 31, 2019, the Fund utilized $2,742 of capital loss carryforwards.

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At August 31, 2019, the Fund deferred post-October capital losses of $29,027.

Annual Report	21

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton International Climate Change Fund (continued)

5.  Income Taxes (continued)

The tax character of distributions paid during the years ended August 31, 2019 and 2018, was as follows:

	2019	2018

Distributions paid from ordinary income	$14,800	$—

At August 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,994,032

Unrealized appreciation	$62,458

Unrealized depreciation	(298,632)

Net unrealized appreciation (depreciation)	$(236,174)

Distributable earnings:

Undistributed ordinary income.	$56,913

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of offering costs.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2019, aggregated $458,272 and $436,453, respectively.

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 8, 2019.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended August 31, 2019, the Fund did not use the Global Credit Facility.

22	Annual Report

TEMPLETON FUNDS

NOTES TO FINANCIAL STATEMENTS

Templeton International Climate Change Fund (continued)

9.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of August 31, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:

Investments in Securities:[a]

Equity Investments:

China	$—	$16,549	$—	$16,549

United Kingdom	163,031	28,818	—	191,849

All Other Equity Investments	1,512,464	—	—	1,512,464

Short Term Investments	36,996	—	—	36,996

Total Investments in Securities	$1,712,491	$45,367	$—	$1,757,858

aFor detailed categories, see the accompanying Statement of Investments.

10.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

Annual Report	23

TEMPLETON FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Templeton Funds and Shareholders of Templeton International Climate Change Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton International Climate Change Fund (the “Fund”) as of August 31, 2019, the related statement of operations for the year ended August 31, 2019 and the statement of changes in net assets and the financial highlights for the year ended August 31, 2019 and for the period June 1, 2018 (commencement of operations) through August 31, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2019, the results of its operations for the year ended August 31, 2019, and the changes in its net assets and the financial highlights for the year ended August 31, 2019 and for the period June 1, 2018 (commencement of operations) through August 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

24	Annual Report

TEMPLETON FUNDS

Tax Information (unaudited)

Templeton International Climate Change Fund

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $4,274 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Internal Revenue Code for the fiscal year ended August 31, 2019.

Under Section 854(b)(1)(B) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $52,927 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Internal Revenue Code for the fiscal year ended August 31, 2019. Distributions, including qualified dividend income, paid during calendar year 2019 will be reported to shareholders on Form 1099-DIV by mid-February 2020. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At August 31, 2019, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2019 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

Annual Report	25

TEMPLETON FUNDS

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 1992	138	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2008	35	Ares Capital Corporation (specialty finance company) (2010-present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013-present), Allied Capital Corporation (financial services) (2003-2010), SLM Corporation (Sallie Mae) (1997-2014) and Navient Corporation (loan management, servicing and asset recovery) (2014-2016).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2016	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

26	Annual Report

TEMPLETON FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Trustee	Trustee since 2003 and Lead Independent Trustee since 2007	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:
Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	35	Hess Midstream Partners LP (oil and gas midstream infrastructure) (2017-present).

Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2005	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Annual Report	27

TEMPLETON FUNDS

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2003	22	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2006	35	El Oro Ltd (investments) (2003-June 2019).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice as a sole practitioner (1972-2008) and member of various boards.

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	150	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee since 1992 and Vice President since 1996	138	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

28	Annual Report

TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Norman J. Boersma (1957) Lyford Cay Nassau, Bahamas	President and Chief Executive Officer – Investment Management	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, President and Chief Executive Officer, Templeton Global Advisors Ltd.; Chief Investment Officer of Templeton Global Equity Group; officer of five of the investment companies in Franklin Templeton; and formerly, Executive Vice President, Franklin Templeton Investments Corp. (1993-2014).

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Robert G. Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 16 of the investment companies in Franklin Templeton.

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Annual Report	29

TEMPLETON FUNDS

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

30	Annual Report

TEMPLETON FUNDS

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms. Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001 and serves as a director of Hess Midstream Partners LP (2017-present). Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceuticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

Annual Report	31

TEMPLETON FUNDS

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON FUNDS

Templeton International Climate Change Fund

(Fund)

At an in-person meeting held on May 21, 2019 (Meeting), the Board of Trustees (Board) of Templeton Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of an investment management agreement between Franklin Templeton Investments Corp. (Manager) and the Trust, on behalf of the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FT organization.

32	Annual Report

TEMPLETON FUNDS

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board noted that the Fund commenced operations on June 1, 2018 and did not have a full year of performance. The Board also noted that the Fund is 100% owned by FRI and is not currently sold to the public.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Advisor Class shares for the Fund and Class I, Class P, Class S, Class Y, Institutional Class and Retirement Class shares for funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and fourteen other international multi-cap core funds, all of which were institutional funds. The Board noted that the Management Rate for the Fund was below the median of its

Expense Group. The Board also noted that the actual total expense ratio for the Fund was slightly above the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to

Annual Report	33

TEMPLETON FUNDS

TEMPLETON INTERNATIONAL CLIMATE CHANGE FUND

SHAREHOLDER INFORMATION

the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. In connection with this review, the Trustees noted that management anticipates that the parent of the Manager or an affiliate will be the sole shareholder of the Fund for a period of time after which the Manager will consider whether to offer the Fund for sale to the public. With respect to possible economies of scale in the future, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size, though it is not anticipated that the Fund will generate significant, if any, profit for the Manager and/or its affiliates for some time.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

34	Annual Report

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a) (1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $178,043 for the fiscal year ended August 31, 2019 and $189,919 for the fiscal year ended August 31, 2018.

(b)     Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $6,266 for the fiscal year ended August 31, 2019 and $6,204 for the fiscal year ended August 31, 2018. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)     Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $20,000 for the fiscal year ended August 31, 2019 and $0 for the fiscal year ended August 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions and professional fees in connection with an Indonesia withholding tax refund claim.

(d)     All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2019 and $4,247 for the fiscal year ended August 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $29,900 for the fiscal year ended August 31, 2019 and $15,000 for the fiscal year ended August 31, 2018. The services for which these fees were paid included the issuance of an Auditors’ Certificate for South Korean regulatory shareholder disclosures and benchmarking services in connection with the ICI TA Survey.

(e)    (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)    (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)    No disclosures are required by this Item 4(f).

(g)    The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $56,166 for the fiscal year ended August 31, 2019 and $25,451 for the fiscal year ended August 31, 2018.

(h)    The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON FUNDS

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	October 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date:	October 31, 2019

By	/S/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and
Chief Accounting Officer
Date:	October 31, 2019